UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a–12

SILVER BULL RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SILVER BULL RESOURCES, INC.
925 West Georgia Street, Suite 1908
Vancouver, British Columbia V6C 3L2

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, APRIL 20, 2016

To the Shareholders of Silver Bull Resources, Inc.:
The Annual Meeting of Shareholders of Silver Bull Resources, Inc., a Nevada corporation (the “Company”), will be held at the offices of Blake, Cassels & Graydon LLP at Suite 2600, 595 Burrard Street, Vancouver, British Columbia V7X 1L3, on Wednesday, April 20, 2016 at 10:00 a.m. local time for the purpose of considering and voting upon proposals to:
1.	Elect four (4) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and qualified;
2.	Ratify and approve the appointment of Smythe LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2016;
3.	Ratify, approve and re-adopt the Company’s 2010 Stock Option and Stock Bonus Plan, including amendments thereto, and all unallocated entitlements issuable thereunder; and
4.	Transact such other business as may lawfully come before the meeting or any adjournment(s) or postponement(s) thereof.
The Board of Directors has fixed the close of business on Wednesday, February 24, 2016 as the record date for determination of the shareholders entitled to vote at the meeting and any adjournment(s) or postponement(s) thereof.  This Notice of Annual Meeting of Shareholders and related proxy materials are being distributed or made available to shareholders beginning on or about Monday, February 29, 2016.
Under the U.S. Securities and Exchange Commission and Canadian securities rules, we have elected to use the Internet for delivery of our annual meeting materials to our shareholders, enabling us to provide them with the information they need, while lowering the costs of delivery and reducing the environmental impact associated with our annual meeting.  Our proxy materials are available at www.proxyvote.com.  We also post our proxy materials on our website at http://www.silverbullresources.com/s/agm.asp.
We cordially invite you to attend the annual meeting.  Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting.  Please refer to your proxy card or Notice Regarding the Availability of Proxy Materials for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible.
Thank you for your support.
BY ORDER OF THE BOARD OF DIRECTORS, BRIAN EDGAR, CHAIRMAN

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 20, 2016

Our Notice of Meeting, Proxy Statement and Annual Report on Form 10-K are available at
www.proxyvote.com

2016 PROXY STATEMENT
TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
MANAGEMENT	6
EXECUTIVE COMPENSATION	12
COMPENSATION DISCUSSION AND ANALYSIS	13
INDEPENDENT PUBLIC ACCOUNTANTS	24
REPORT OF THE AUDIT COMMITTEE	25
REPORT OF THE COMPENSATION COMMITTEE	26
PROPOSAL ONE: ELECTION OF DIRECTORS	26
PROPOSAL TWO: RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27
PROPOSAL THREE: RATIFICATION, APPROVAL AND RE-ADOPTION OF THE COMPANY’S 2010 STOCK OPTION AND STOCK BONUS PLAN, AS AMENDED	27
ANNUAL REPORT TO SHAREHOLDERS	28
OTHER MATTERS	28
SHAREHOLDER PROPOSALS	28
APPENDIX A: SILVER BULL RESOURCES, INC. 2010 STOCK OPTION AND STOCK BONUS PLAN, AS AMENDED	29

i

SILVER BULL RESOURCES, INC.
925 West Georgia Street, Suite 1908
Vancouver, British Columbia V6C 3L2

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

WEDNESDAY, APRIL 20, 2016

ABOUT THE ANNUAL MEETING
This proxy statement (the “Proxy Statement”) is furnished to shareholders of Silver Bull Resources, Inc. (“Silver Bull” or the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Silver Bull, on behalf of the Company, to be voted at the Annual Meeting of Shareholders (the “Meeting”).  The Meeting will be held at the offices of Blake, Cassels & Graydon LLP at Suite 2600, 595 Burrard Street, Vancouver, British Columbia V7X 1L3, on Wednesday, April 20, 2016 at 10:00 a.m. local time, or at any adjournment or postponement thereof.  The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.
This year, we have elected to provide access to our proxy materials on the Internet under the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulators’ “notice and access” rules.  Our proxy materials are available at www.proxyvote.com.  We also post our proxy materials on our website at http://www.silverbullresources.com/s/agm.asp.  This Notice of Annual Meeting of Shareholders and related proxy materials are being made available to shareholders beginning on or about Monday, February 29, 2016.
All references to currency in this Proxy Statement are in U.S. dollars, unless otherwise indicated.
Notice of Internet Availability of Proxy Materials.
On or about Monday, February 29, 2016, we will furnish a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders containing instructions on how to access the proxy materials and vote online.  In addition, instructions on how to request a printed copy of these materials may be found on the Notice.  If you received a Notice by mail, you will not receive a paper copy of the proxy materials unless you request such materials by following the instructions contained on the Notice.  Your vote is important regardless of the extent of your holdings.
Solicitation Costs
The cost of preparing and mailing the Notice, handling requests for proxy materials, and the cost of solicitation of proxies on behalf of the Board will be borne by the Company.  Proxies may be solicited personally or via mail, telephone or facsimile by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations.  While no arrangements have been made to date, the Company may contract for the solicitation of proxies for the Meeting.  Such arrangements would include customary fees, which would be borne by the Company.

Dissenters Rights
The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Nevada corporation have the right to dissent under the Nevada Private Corporations Chapter of the Nevada Revised Statutes, Nev.  Rev. Stat. 78.
What is the purpose of the Meeting?
At our Meeting, shareholders will vote on the following items of business:
1.	Elect four (4) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and qualified;
2.	Ratify and approve the appointment of Smythe LLP (“Smythe”) as our independent registered public accounting firm for the fiscal year ending October 31, 2016; and
3.	Ratify, approve and re-adopt the Company’s 2010 Stock Option and Stock Bonus Plan (the “2010 Plan”), including amendments thereto, and all unallocated entitlements issuable thereunder.
You will also vote on such other matters as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof.
What are the Board’s recommendations?
Our Board recommends that you vote:
1.	“FOR” the election of the four (4) nominated directors;
2.	“FOR” the ratification and approval of the appointment of Smythe as our independent registered public accounting firm for the fiscal year ending October 31, 2016; and
3.	“FOR” the ratification, approval and re-adoption of the 2010 Plan, including amendments thereto, and all unallocated entitlements issuable thereunder.
Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Meeting, except those described in this Proxy Statement.  However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on the matters.
What shares are entitled to vote?
As of the close of business on Wednesday, February 24, 2016, the record date for the Meeting, we had 159,072,657 shares of the Company’s common stock (“Common Stock”) outstanding.  Each share of our Common Stock outstanding on the record date is entitled to one vote on all items being voted on at the Meeting.  You can vote all of the shares that you owned on the record date.  These shares include (1) shares held directly in your name as the shareholder of record; and (2) shares held for you as the beneficial owner through a broker, bank or other nominee.
What is required to approve each item?
1.	For Proposal One (election of directors), four (4) candidates will be elected by a majority vote. That is, the candidates that receive a majority of the votes in favor of such candidate will be elected to serve on our Board.
2.	For Proposal Two (ratification and approval of the appointment of independent auditors), the affirmative vote of the holders of a majority of the shareholders’ shares present in person or represented by proxy at the Meeting and entitled to vote, is required.
3.	For Proposal Three (ratification, approval and re-adoption of the 2010 Plan, including amendments thereto, and all unallocated entitlements issuable thereunder), the affirmative vote of the holders of a majority of the shareholders’ shares present in person or represented by proxy at the Meeting and entitled to vote and on a disinterested basis, is required.

How do I vote my shares?
Each share of Common Stock that you own entitles you to one vote.  Your Notice or proxy card shows the number of shares of Common Stock that you own.  You may elect to vote in one of the following methods:
•	By Mail – If you have requested a paper copy of the proxy materials, please date and sign the proxy card and return it promptly in the accompanying envelope.
•	By Internet – If you received a Notice of Internet Availability of Proxy Materials, you can access our proxy materials and vote online. Instructions to vote online are provided in the Notice.
•	By Telephone – You may vote your shares by calling the telephone number specified on your proxy card. You will need to follow the instructions on your proxy card and the voice prompts.
•	In Person – You may attend the Meeting and vote in person. We will give you a ballot when you arrive. If your stock is held in the name of your broker, bank or another nominee (a “Nominee”), then you must present a proxy from that Nominee in order to verify that the Nominee has not already voted your shares on your behalf.
If your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice or proxy materials, as applicable, are being forwarded to you by that organization.  Your Voting Instruction Form from Broadridge Financial Solutions, Inc. (“Broadridge”) or your Notice provides information on how to vote your shares.  The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting.
If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on “routine” matters such as ratification and approval of the appointment of auditors but cannot vote on “non-routine” matters, such as Proposal One (election of directors) or Proposal Three (ratification, approval and re-adoption of the 2010 Plan, including amendments thereto, and all unallocated entitlements issuable thereunder).  Thus, if the organization that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares.  This is generally referred to as a “broker non-vote.”
Proxies submitted properly by one of the methods discussed above will be voted in accordance with the instructions contained therein.  If the proxy is submitted but voting directions are not provided, the proxy will be voted “FOR” each of the four (4) director nominees, “FOR” the ratification and approval of the appointment of Smythe as our independent registered public accounting firm for the fiscal year ending October 31, 2016, and “FOR” the ratification, approval and re-adoption of the 2010 Plan, including amendments thereto, and all unallocated entitlements issuable thereunder, and in such manner as the proxy holders named on the proxy, in their discretion, determine upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.
Who may attend the Meeting?
All shareholders as of the record date, or their duly appointed proxies, may attend the Meeting.  If you are not a shareholder of record but hold shares through a broker or bank (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement as of February 24, 2016, a copy of the voting instruction card provided by your broker, bank or other holder of record, or other similar evidence of ownership.  Cameras, recording devices and other electronic devices will not be permitted at the Meeting.
How may I vote my shares in person at the Meeting?
Shares held in your name as the shareholder of record may be voted in person at the Meeting.  Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or other holder of record that holds your shares giving you the right to vote the shares.  Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions prior to the Meeting as described below so that your vote will be counted if you later decide not to attend the Meeting.
May I change my vote or revoke my proxy after I return my proxy card?
Yes.  Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the Meeting by (1) delivering a written notice of your revocation to our principal executive office, 925 West Georgia Street, Suite 1908 Vancouver, British Columbia V6C 3L2; or (2) executing and delivering a later dated proxy.  In addition, the powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy.

What constitutes a quorum?
The presence, in person or by proxy, of one-third of the shares of Common Stock outstanding as of the record date constitutes a quorum for the transaction of business at the Meeting.  In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.  The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.
What does it mean if I receive more than one proxy card?
If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account.  You should sign and return all proxies for each proxy card that you receive in order to ensure that all of your shares are voted.
How may I vote on each of the proposals?
For the election of directors pursuant to Proposal One, you may vote “FOR” any nominee, or you may indicate that you wish to withhold authority to vote for one or more of the nominees being proposed.
For Proposal Two, you may vote “FOR” or “AGAINST” the proposal, or you may indicate that you wish to “ABSTAIN” from voting on the proposal.
For Proposal Three, you may vote “FOR” or “AGAINST” the proposal, or you may indicate that you wish to “ABSTAIN” from voting on the proposal.
Who will count the proxy votes?
Votes at the Meeting will be tabulated by one or more inspectors of election who will be appointed by the Chairman of the meeting and who will not be candidates for election to the Board.  We have retained Broadridge to act as the inspector of election for the Meeting.
How will abstentions and “broker non-votes” be counted?
Abstentions and “broker non-votes” as to particular matters are counted for purposes of determining whether a quorum is present at the Meeting.  Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.  Abstentions have the same effect as votes against the proposals presented to shareholders.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions to do so from the beneficial owner.
How will voting on any other business be conducted?
We do not expect any matters to be presented for a vote at the Meeting other than the matters described in this Proxy Statement.  If you grant a proxy, either of the officers named as proxy holder, Timothy Barry or Sean Fallis, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the Meeting.

SECURITY OWNERSHIP OF
 CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Management
The number of shares of the Company’s Common Stock outstanding as of the record date of February 24, 2016 was 159,072,657.  The following table sets forth as of the record date the number of shares of the Company’s Common Stock beneficially owned by each of the Company’s directors, nominees and named executive officers and the number of shares beneficially owned by all of the directors, nominee, and named executive officers as a group:
Name and Address of Beneficial Owner (1)	Position	Amount and Nature of Beneficial Ownership (2)		Percent of Common Stock

Brian Edgar	Chairman and Director	7,867,481	(3)	4.88%

Timothy Barry	President, Chief Executive Officer and Director	3,272,999	(4)	2.03%

Joshua Crumb	Director	485,000	(5)	*

Daniel Kunz	Director	676,666	(6)	*

John McClintock	Director	551,666	(7)	*

Sean Fallis	Chief Financial Officer	1,836,666	(8)	1.14%

All directors, nominees, and executive officers as a group (6 persons)		14,690,478		8.80%
_________________________

*	The percentage of Common Stock beneficially owned is less than one percent (1%).
(1)	The address of these persons is c/o Silver Bull Resources, Inc., 925 W. Georgia Street, Suite 1908, Vancouver, British Columbia V6C 3L2.
(2)	Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(3)	Consists of (i) 5,650,815 shares of Common Stock held directly, (ii) 2,116,666 stock options, which are vested or will vest within 60 days and (iii) 100,000 shares of Common Stock owned by Tortuga Investments Corp., a company wholly owned by Mr. Edgar. Mr. Edgar disclaims beneficial ownership of 664,962 shares of Common Stock owned by 0893306 B.C. Ltd., a company wholly owned by Mr. Edgar’s spouse.
(4)	Consists of (i) 1,023,000 shares of Common Stock held directly and (ii) 2,249,999 stock options, which are vested or will vest within 60 days.
(5)	Consists of 485,000 stock options, which are vested or will vest within 60 days.
(6)	Consists of (i) 25,000 shares held directly and (ii) 651,666 stock options, which are vested or will vest within 60 days.
(7)	Consists of 551,666 stock options, which are vested or will vest within 60 days.
(8)	Consists of (i) 20,000 shares of Common Stock held directly and (ii) 1,816,666 stock options, which are vested or will vest within 60 days.

Security Ownership of Certain Beneficial Owners
The following table sets forth the beneficial ownership of the Company’s Common Stock as of February 24, 2016 by each person (other than the director nominees and executive officers of the Company) who owned of record, or was known to own beneficially, more than 5% of the outstanding voting shares of Common Stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock
Lazarus Investment Partners LLLP (2)	17,448,156	10.97%
Coeur Mining, Inc. (3)	10,175,196	6.4%
_________________________

(1)	Calculated in accordance with Rule 13d-3 under the Exchange Act.
(2)	This information is based on a Form 13G/A filed on January 13, 2016 by Lazarus Investment Partners LLLP (“Lazarus Partners”). Lazarus Management Company LLC (“Lazarus Management”) is the investment advisor and general partner of Lazarus Partners and Lazarus Macro Micro Partners LLLP (“Macro Micro Partners”). Justin B. Borus is the managing member of Lazarus Management. As a result, Mr. Borus may be deemed to be the beneficial owner of any shares deemed to be beneficially owned by Lazarus Management. Macro Micro Partners’ holdings in the Company consist of 10,300 shares of Common Stock, and it is not a reporting person. Its shares are included in Lazarus Management’s and Mr. Borus’ holdings, for the reasons set forth above. The foregoing should not be construed in and of itself as an admission by Lazarus Management or Mr. Borus as to beneficial ownership of the shares owned by Lazarus Partners or Macro Micro Partners. Each of Lazarus Management and Mr. Borus disclaims beneficial ownership of the securities set forth above, except to the extent of its or his pecuniary interests therein. The securities set forth above held by Lazarus Partners consist of 17,437,856 shares of Common Stock. The principal address of each of Lazarus Partners, Lazarus Management and Mr. Borus is 3200 Cherry Creek South Drive, Suite 670, Denver, Colorado 80209.
(3)	This information is based on a Form 13G/A filed on February 12, 2016 by Coeur Mining, Inc. (“Coeur Mining”). The principal address of Coeur Mining is 104 S. Michigan Ave., Ste. 900, Chicago, Illinois 60603.

MANAGEMENT
Identification of Directors and Executive Officers
The table below sets forth the names, titles, and ages of each of the nominees standing for election to the Company’s Board and its executive officers as of the record date.  There are no family relationships among any of the director nominees and/or executive officers of the Company.
One of the Company’s current directors, Joshua Crumb, will not stand for re-election at the Meeting, and the size of the Board will decrease from five to four members.
Except as described herein, there was no agreement or understanding between the Company and any director or executive officer pursuant to which he was selected as an officer or director, although certain of the Company’s executive officers have entered into employment agreements with the Company.
Name	Current Position	Age	Year Initially Appointed as Officer or Director
Brian Edgar	Chairman and Director	66	2010
Timothy Barry	President, Chief Executive Officer and Director	40	2010
Daniel Kunz	Director	63	2011
John McClintock	Director	64	2012
Sean Fallis	Chief Financial Officer	36	2011

Brian Edgar  Mr. Edgar was appointed Chairman of the Board in April 2010.  Mr. Edgar has broad experience working in junior and mid-size natural resource companies.  He previously served as President and Chief Executive Officer of Dome Ventures Corporation (“Dome”) from February 2005 until it was acquired by Silver Bull in April 2010.  Further, Mr. Edgar served on Dome’s board of directors from 1998 to 2010.  Mr. Edgar currently serves as a director of BlackPearl Resources Inc., Denison Mines Corp., Lucara Diamond Corp., and ShaMaran Petroleum Corp.  Mr. Edgar practiced corporate/securities law in Vancouver, British Columbia, Canada for 16 years.

Timothy Barry  Mr. Barry has served as a director, President and Chief Executive Officer of Silver Bull since March 2011.  From August 2010 to March 2011, he served as our Vice President - Exploration.  Between 2006 and August 2010, Mr. Barry spent five years working as Chief Geologist in West and Central Africa for Dome.  During this time, he managed all aspects of Dome’s exploration programs, as well as oversaw corporate compliance for Dome’s various subsidiaries.  Mr. Barry also served on Dome’s board of directors.  In 2005, he worked as a project geologist in Mongolia for Entree Gold, a company that has a significant stake in the Oyu Tolgoi mine in Mongolia.  Between 1998 and 2005, Mr. Barry worked as an exploration geologist for Ross River Minerals on its El Pulpo copper/gold project in Sinaloa, Mexico, for Canabrava Diamonds on its exploration programs in the James Bay lowlands in Ontario, Canada, and for Homestake on its Plutonic Gold Mine in Western Australia.  He has also worked as a mapping geologist for the Geological Survey of Canada in the Coast Mountains, and as a research assistant at the University of British Columbia, where he examined the potential of CO2 sequestration in Canada using ultramafic rocks.  Mr. Barry received a bachelor of science from the University of Otago in Dunedin, New Zealand and is a Chartered Professional Geologist (CPAusIMM).  He also serves on the board of directors of Acme Resources Inc. and Astar Minerals Ltd., junior exploration companies listed on the TSX Venture Exchange.
Daniel J.  Kunz  Mr. Kunz has more than 35 years of experience in international mining, energy, engineering and construction, including executive, business development, management, accounting, finance and operations.  Mr. Kunz is Founder and from February 2003 until April 2013 was President and CEO of U.S. Geothermal, Inc., a renewable energy company that owns and operates geothermal power plants in Idaho, Oregon, and Nevada.  Mr. Kunz was Senior Vice President and Chief Operating Officer of Ivanhoe Mines Ltd. from 1997 until October 31, 2000, and served as its President, Chief Executive Officer and Director from November 1, 2000 until March 1, 2003.  He was part of the team that discovered Oyu Tolgoi, one of the world’s largest copper-gold deposits.  From March 2, 2003 until March 8, 2004, Mr. Kunz served as President and CEO of Jinshan Gold Mines Inc. Mr. Kunz was Founder of and directed the 1993 initial public offering of the NASDAQ-listed MK Gold Company (President, Director & CEO) and, for 17 years, held executive positions with NYSE-listed Morrison Knudsen Corporation (including Vice President & Controller).  Mr. Kunz holds a Masters of Business Administration and a Bachelor of Science in Engineering Science.  He is currently a director of several publicly traded companies, including Chesapeake Gold Corp. and Gold Torrent, Inc.
John McClintock  Mr. McClintock has a significant amount of experience in all facets of the mineral exploration business, which has come from managing large exploration organizations.  He currently serves as the President of McClintock Geological Management, which provides ongoing management services to Northisle Copper, Gold Inc. and Savant Exploration Ltd.  From February 2007 to November 2008, Mr. McClintock served as President and CEO of Savant Explorations Ltd., a publicly-traded company on the TSX Venture Exchange.  From January 2006 to February 2007, he served as President and COO of Canarc Resources Corp., where he negotiated, among other things, a large land purchase in Mexico.  From November 2004 to December 2005, Mr. McClintock served as an Exploration Manager for BHP Billiton, where he ensured that the $80 million exploration budget focused on areas and commodities with maximum potential for corporate growth.  Mr. McClintock holds an MBA from Simon Fraser University and an undergraduate degree in geology, with honors, from the University of British Columbia.  He is a member of the Professional Engineers of British Columbia, the Prospectors and Developers Association of British Columbia, and the Association of Mineral Exploration of British Columbia.
Sean Fallis Mr. Fallis was appointed Chief Financial Officer in April 2011.  From February 2011 to April 2011, he served as our Vice President - Finance.  From July 2008 to February 2011, Mr. Fallis served as the Corporate Controller for Rusoro Mining Ltd.  Prior to working at Rusoro Mining Ltd, he worked at PricewaterhouseCoopers as an Audit Senior Associate from January 2007 to June 2008, where he worked with both Canadian and U.S. publicly listed companies in the audit and assurance practice.  At PricewaterhouseCoopers, Mr. Fallis focused on clients in the mining industry.  Further, he worked at Smythe as a staff accountant from September 2004 to December 2006.  Mr. Fallis received a bachelor of science from Simon Fraser University in 2002 and is a CPA (Chartered Professional Accountant, British Columbia), CA.
Board Composition
Majority Voting Policy
The Board has adopted a Majority Voting Policy stipulating that shareholders shall be entitled to vote in favor of, or withhold from voting for, each individual director nominee at a shareholders’ meeting.  If the number of shares “withheld” for any nominee exceeds the number of shares voted “for” such nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall tender his or her written resignation to the chair of the Board.  The Corporate Governance and Nominating Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation after considering, among other things, the stated reasons, if any, why certain shareholders “withheld” votes for the director, the qualifications of the director and whether the director’s resignation from the Board would be in the best interests of the Company.  The Board must take formal action on the Corporate Governance and Nominating Committee’s recommendation within 90 days and announce its decision by a press release.

According to the Majority Voting Policy, the affected director cannot participate in the deliberations of the Corporate Governance and Nominating Committee or the Board as to whether to consider his or her resignation.  The Majority Voting Policy applies only in circumstances involving an uncontested election of directors, meaning an election in which the number of nominees is equal to the number of directors to be elected.
The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively.  The Company’s Corporate Governance and Nominating Committee is charged with identifying, screening and/or appointing persons to serve on the Board.  In identifying Board candidates, it is the Company’s goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.  The Board believes that the process in place to identify candidates and elect directors allows the most qualified candidates to be appointed independently.
The Corporate Governance and Nominating Committee has recommended, and the Board has approved, a reduction in the size of the Board from five members to four members, effective at the conclusion of the Meeting.  Joshua Crumb, one of the current members of the Board, will not stand for re-election.  The Board believes that a reduction in the size of the Board is appropriate given the experience and qualification of the remaining members of the Board.
The Company believes that each of the persons standing for election to the Board at the Meeting has the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively.  With regard to the Board nominees, the following factors were among those considered that led to the Board’s conclusion that each would make valuable contributions to the Board:
•	Brian Edgar: The Board believes that Mr. Edgar is qualified to serve as a director of the Company because of his extensive experience working with junior and mid-size natural resource companies, as well as his experience with and general knowledge of the capital markets.
•	Timothy Barry: The Board believes that Mr. Barry is qualified to serve as a director of the Company because of his geological education and background, and his significant experience with junior and mid-size natural resources companies, particularly early-stage natural resource companies.
•	Daniel Kunz: The Board believes that Mr. Kunz is qualified to serve as a director of the Company because of his significant experience in international mining, engineering and construction projects, and his many years of senior management and director experience.
•	John McClintock: The Board believes that Mr. McClintock is qualified to serve as a director of the Company because of his significant experience in all facets of the mineral exploration business, which includes managing large exploration organizations, as well as his education and general knowledge of the exploration industry.
Involvement in Certain Legal Proceedings
During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of SEC Regulation S-K, including (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity.  Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.
Transactions with Related Persons
Pursuant to its charter, our Audit Committee reviews and approves all related party transactions on an ongoing basis.  With the exception of customary employment agreements between the Company and its officers, which are described below under the heading Executive Compensation, there were no related party transactions between the Company and its officers, directors and significant shareholders during the fiscal year ended October 31, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of the Company’s outstanding Common Stock to file reports of ownership with the SEC.  Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company during and for the Company’s fiscal year ended October 31, 2015, there were no directors or officers or more than 10% shareholders of the Company who failed to timely file a Form 3, 4 or 5.
Independence of the Board
The Company’s Board currently consists of Timothy Barry, Brian Edgar, Daniel Kunz, Joshua Crumb and John McClintock.  As noted above, effective at the conclusion of the Meeting, the size of the Board will be reduced from five to four members and Mr. Crumb will cease to be a director of the Company.  Mr. Barry, Mr. Edgar, Mr. Kunz and Mr. McClintock are being nominated by the Company for re-election at the Meeting.  Mr. Kunz and Mr. McClintock are considered “independent” as that term is defined in Section 311 of the Toronto Stock Exchange (“TSX”) Company Manual.
Board Leadership Structure
The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board.  Brian Edgar has been the Company’s Chairman of the Board since April 2010, while Timothy Barry has served as the Company’s Chief Executive Officer since February 2011.  The Board believes that this leadership structure is appropriate as Mr. Edgar and Mr. Barry bring complimentary skills to the Company’s business operations and strategic plans and generally are focused on somewhat different aspects of the Company’s operations.  Mr. Barry, with his geological background and experience, has a greater depth of knowledge regarding the Company’s exploration activities, while Mr. Edgar has a significant amount of experience with mid-sized and junior level exploration and mining companies and with the capital markets.
Although Mr. Edgar does not work full-time for the Company, he does devote a significant portion of his time to the day-to-day affairs of, and plays a key policy-making role for, the Company.  For this reason, the Company views Mr. Edgar as one of its executive officers.
Also, the Board does not have a formal policy with respect to the consideration of diversity when assessing directors and directorial candidates but considers diversity as part of its overall assessment of the Board’s functioning and needs.
Board’s Role in Risk Oversight
Company management is charged with the day-to-day management of risks the Company faces.  However, the Board, directly and through its committees, is actively involved in the oversight of the Company’s risk management policies.  The Audit Committee is charged with overseeing enterprise risk management, generally, and with reviewing and discussing with management the Company’s major risk exposures (whether financial, operating or otherwise) and the steps management has taken to monitor, control and manage these exposures, including the Company’s risk assessment and risk management guidelines and policies.  The Audit Committee reports to the Board regarding the foregoing matters, and the Board ultimately approves any changes in corporate policies, including those pertaining to risk management.  Additionally, the Compensation Committee oversees the Company’s compensation policies generally, in part to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company.  The Audit Committee and the Compensation Committee correspond with, and report to, management and the Board.
Meetings of the Board and Committees
Board of Directors
The Company’s Board held eleven meetings during the fiscal year ended October 31, 2015, and four additional meetings during the current fiscal year.  Such meetings consisted of both actions taken by the unanimous written consent of the directors and live meetings at which the directors were present in person or by telephone.  All of the Company’s directors attended at least 75% of the Board meetings conducted during the fiscal year ended October 31, 2015.  The Company does not have a formal policy with regard to Board members’ attendance at annual meetings but encourages them to attend shareholder meetings.  Mr. Edgar attended last year’s annual meeting of shareholders.

Audit Committee
The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The following persons currently serve on our Audit Committee, each of whom is considered “independent” under Rule 10A-3 of the Exchange Act: Joshua Crumb, John McClintock and Daniel Kunz.  Mr. Kunz is the “financial expert” for the Audit Committee.
The Audit Committee held six meetings during the fiscal year ended October 31, 2015, and has held four meetings during the current fiscal year.  Messrs.  Kunz and McClintock attended all of the meetings in person or by telephone, and Mr. Crumb attended 67% of the meetings.  On May 1, 2006, the Board adopted a written charter for the Audit Committee, which was amended February 14, 2012.  The Audit Committee charter is available on our website at www.silverbullresources.com.  The composition of the Audit Committee following the Meeting will be determined by the Board after the Meeting, but it is anticipated that Messrs. Kunz and McClintock will serve on the Audit Committee.
Compensation Committee
The Company’s Compensation Committee currently consists of John McClintock, Joshua Crumb and Daniel Kunz, each of whom is considered “independent” under Section 311 of the TSX Company Manual.  The Compensation Committee held two meetings during the fiscal year ended October 31, 2015 and has held three meetings during the current fiscal year.  The composition of the Compensation Committee following the Meeting will be determined by the Board after the Meeting.
Duties of the Compensation Committee include reviewing and making recommendations regarding compensation of executive officers and determining the need for and the appropriateness of employment agreements for senior executives.  This includes the responsibility (1) to determine, review and approve on an annual basis the corporate goals and objectives with respect to compensation for the senior executives; and (2) to evaluate at least once a year the performance of the senior executives in light of the established goals and objectives and, based upon these evaluations, to determine the annual compensation for each, including salary, bonus, incentive and equity compensation.  The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee in its sole discretion deems appropriate.  The Compensation Committee may also invite the executive officers and other members of management to participate in its deliberations, or to provide information to the Compensation Committee for its consideration with respect to such deliberations, except that the chief executive officer may not be present for the deliberation of or the voting on compensation for the Chief Executive Officer.  The Chief Executive Officer may, however, be present for the deliberation of or the voting on compensation for any other officer.
The Compensation Committee also has the authority and responsibility (1) to review the fees paid to independent directors for service on the Board and its committees, and make recommendations to the Board with respect thereto (however, disinterested members of the Board ultimately determine the fees paid to the independent directors); and (2) to review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board as needed.
The Compensation Committee is authorized to delegate any of its responsibilities to a subcommittee as the Compensation Committee deems appropriate.  The Compensation Committee’s charter was adopted by the Board on May 1, 2006 and amended on December 5, 2006 and February 22, 2013.  The charter is available on our web site at www.silverbullresources.com.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee served as an employee of the Company during the fiscal year ended October 31, 2015 (or subsequently).  No current member of our Compensation Committee formerly served as an officer of the Company, and none of the current members of the Compensation Committee has entered into a transaction with the Company in which he had a direct or indirect interest that is required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.  During the past year, no executive officer of the Company served as a director or on the compensation committee of another entity whose executive officer also served on the Company’s Board or Compensation Committee.

Corporate Governance and Nominating Committee
The Company’s Corporate Governance and Nominating Committee currently consists of Daniel Kunz, John McClintock and Joshua Crumb, each of whom is considered “independent” under Section 311 of the TSX Company Manual.  The future composition of the Corporate Governance and Nominating Committee will be determined after the Meeting.  Duties of the Corporate Governance and Nominating Committee include oversight of the process by which individuals may be nominated to our Board.  Our Corporate Governance and Nominating Committee’s charter was adopted by the Board on May 1, 2006 and amended on July 7, 2006 and February 22, 2013 and is available on our web site at www.silverbullresources.com.
The functions performed by the Corporate Governance and Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees.  In making nominations, our Corporate Governance and Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company’s shareholders.
The Corporate Governance and Nominating Committee will consider nominees proposed by our shareholders.  To recommend a prospective nominee for the Corporate Governance and Nominating Committee’s consideration, you may submit the candidate’s name by delivering notice in writing to Silver Bull Resources, Inc., Attention: Corporate Governance and Nominating Committee, 925 West Georgia Street, Suite 1908, Vancouver, British Columbia V6C 3L2.
A shareholder nomination submitted to the Corporate Governance and Nominating Committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company by the date mentioned in the most recent proxy statement under the heading Shareholder Proposals, as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:
(i)	The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation.
(ii)	The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly.
(iii)	The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the “proposed nominee”) together with information regarding such person’s education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years and other relevant information.
(iv)	Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K.
(v)	Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of SEC Regulation S-K).
(vi)	Information regarding the share ownership of the proposed nominee required by Item 403 of SEC Regulation S-K.
(vii)	Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of SEC Regulation S-K.
(viii)	The signed consent of the proposed nominee in which he or she: (a) consents to being nominated as a director of the Company if selected by the Corporate Governance and Nominating Committee; (b) states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement; (c) states whether the proposed nominee is “independent” as defined by applicable laws; and (d) attests to the accuracy of the information submitted pursuant to paragraphs (i) through (vii), above.
Although the information may be submitted by fax, e-mail, mail or courier, the Corporate Governance and Nominating Committee must receive the proposed nominee’s signed consent, in original form, within ten days of the nomination having been made.
When the information required above has been received, the Corporate Governance and Nominating Committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs.  No shareholder nominations were received in connection with the Meeting.
The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director.  The Corporate Governance and Nominating Committee will:
(1)	Establish criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board: leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge and diversity of viewpoints. The Corporate Governance and Nominating Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of the Company;

(2)	Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership; and
(3)	Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers or shareholders in accordance with policies set by the Corporate Governance and Nominating Committee and applicable laws.
The Corporate Governance and Nominating Committee held one meeting during the fiscal year ended October 31, 2015 and has held one telephonic meeting during the current fiscal year.  The Corporate Governance and Nominating Committee has nominated Brian Edgar, Timothy Barry, John McClintock and Daniel Kunz to stand for re-election at the Meeting and has recommended to the Board that the size of the Board be reduced to four members.  The Company has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.
Shareholder Communication with the Board
The Company values the views of its shareholders (current and future shareholders, employees and others).  Accordingly, the Board established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to the Company’s Board or to its non-management directors.  Any shareholder who wishes to communicate with the Board or the non-management directors may write to:
Silver Bull Resources, Inc.
Attention: Audit Committee Chair
925 West Georgia Street, Suite 1908
Vancouver, British Columbia V6C 3L2
The chair of the Audit Committee is the Board Communications Designee.  He will review all communications and report on the communications to the chair of the Corporate Governance and Nominating Committee, the full Board or the non-management directors as appropriate.  The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source.
EXECUTIVE COMPENSATION
Compensation and Other Benefits of Named Executive Officers
The following table sets out the compensation received for the fiscal years ended October 31, 2015, 2014, and 2013 in respect to each of named executive officers.
SUMMARY COMPENSATION TABLE
	Fiscal	Salary	Non-Equity Incentive Plan Compensation	Stock Awards	Option Awards	All Other Compensation	Total
Name and Principal Position	Year	($) (1)	($) (1)	($)	($) (2)	($)	($)

Timothy Barry (3)	2015	165,201	3,824	-	-	-	169,025
President, Chief Executive Officer and	2014	191,642	26,617	-	63,578	-	281,837
Director	2013	207,155	28,771	-	72,670	-	308,596

Sean Fallis (4)	2015	137,667	3,187	-	-	-	140,854
Chief Financial Officer	2014	159,702	22,181	-	54,496	-	236,379
	2013	167,834	24,775	-	58,136	-	250,745

Brian Edgar (5)	2015	68,834	-	-	-	-	68,834
Chairman and Director	2014	79,851	-	-	55,686	-	135,537
	2013	86,314	-	-	60,482	-	146,796

__________________________

(1)	All 2013, 2014, and 2015 CDN$ amounts have been converted to US $ using the CDN$/US $ exchange rate as of October 31, 2013, 2014, and 2015, respectively.
(2)	Amounts represent the calculated fair value of stock options granted to the named executive officers based on provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718-10, Stock Compensation. See note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015 for a discussion regarding assumptions used to calculate fair value under the Black-Scholes–Merton valuation model.
(3)	Mr. Barry was appointed as Vice President – Exploration on September 1, 2010, and then as our President and Chief Executive Officer on February 25, 2011. As amended on June 1, 2011, February 26, 2013 and June 4, 2015, Mr. Barry’s employment agreement provides for base compensation of CDN $216,000 annually. On February 23, 2016, Mr. Barry’s employment agreement was amended to reduce his base compensation by 30% effective January 16, 2016. Also, Mr. Barry is eligible to receive an annual bonus at the discretion of the Board. For fiscal year 2015, Mr. Barry was paid an aggregate bonus of $3,824, which is a portion of the CDN$30,000 bonus paid for calendar year 2014 performance. No bonus was paid to Mr. Barry for calendar year 2015 performance.
(4)	Mr. Fallis was appointed as the Company’s Chief Financial Officer on April 15, 2011. From February 7, 2011 to April 14, 2011, he served as our Vice President – Finance. On February 26, 2013, Silver Bull entered into an amended and restated employment agreement with Sean Fallis that provides for an annual base salary effective March 1, 2013 of CDN$180,000, and he is eligible to receive an annual bonus at the discretion of the Board. The agreement was amended on February 26, 2015 and June 4, 2015 to modify the severance amount payable in certain circumstances. The agreement was amended again on February 23, 2016 to reduce his base compensation by 30% effective January 16, 2016. Prior to March 1, 2013, Mr. Fallis’ base compensation was CDN$165,000 per year since May 1, 2012 and CDN$150,000 per year prior to that. For fiscal year 2015, Mr. Fallis was paid a bonus of $3,187, which is a portion of the CDN$25,000 bonus paid for calendar year 2014 performance. No bonus was paid to Mr. Fallis for calendar year 2015 performance.
(5)	Mr. Edgar is paid CDN$90,000 per year. On February 23, 2016, Mr. Edgar’s employment agreement was amended to reduce his salary by 30% to CDN$63,000 per year effective January 16, 2016.
COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis describes the material elements of compensation for the executive officers identified in the Summary Compensation Table contained above (the “named executive officers”).
The Compensation Committee of the Board (the “Compensation Committee”) reviews and approves the total direct compensation packages for each of our executive officers.  Notably, the salary and other benefits payable to those persons who served as our named executive officers during the fiscal year ended October 31, 2015 are set forth in employment agreements which are discussed below.  Stock option grants, as applicable to the named executive officers, are reviewed by the Compensation Committee and approved by the Board.  The Compensation Committee has not engaged the services of or paid a fee to any compensation consultant or other third party to evaluate or assist with the evaluation of the Company’s compensation arrangements.
The principle objectives that guide the Compensation Committee in its deliberations regarding executive compensation matters include:
•	attracting and retaining highly qualified executives who share our Company values and commitment by designing the total compensation package to be fair and competitive;
•	providing executives with contractual terms that offer them reasonable security; and
•	motivating executives to provide excellent leadership and achieve Company goals by linking short-term and long-term incentives to the achievement of business objectives, thereby aligning the interests of executives and shareholders.
The primary elements of compensation to our named executive officers are cash compensation and equity compensation in the form of stock option grants, each of which are further described below.

In April 2011, our shareholders recommended, in a non-binding vote, that shareholder advisory votes on the compensation of our executive officers, commonly referred to as a “say-on-pay” vote, be held every three years.  Approximately 60% of the votes cast were voted in favor of a three-year frequency.  Accordingly, the Board adopted the shareholders’ recommendation to hold the say-on-frequency vote every three years.  In April 2014, we held a shareholder advisory vote on the compensation of our named executive officers, and our shareholders overwhelmingly approved the compensation of our named executive officers, with over 95% of shareholder votes cast in favor of our say-on-pay resolution.  As we evaluated our compensation practices for the calendar year 2015 and 2016, we were mindful of the strong support our shareholders expressed for our philosophy of linking compensation to our operating objectives and the enhancement of shareholder value.  As a result, our Compensation Committee decided to retain our general approach to executive compensation, with an emphasis on short- and long-term incentive compensation that rewards our executives when they deliver value for our shareholders during 2016.  We are not submitting the compensation of our named executive officers to an advisory vote this year.
The Compensation Committee evaluates executive performance and makes salary adjustments, discretionary bonus determinations and equity awards.  For calendar year 2015, the Compensation Committee did not approve a discretionary bonus to Mr. Barry or Mr. Fallis for their performance during calendar year 2015 due to the difficult market conditions for mining exploration companies, including the Company.
In February 2016, the Compensation Committee approved bonus targets for our named executive officers.  For Mr. Barry, the Compensation Committee approved a 2016 bonus target of CDN$30,000.  The amount of bonus awarded to Mr. Barry will be determined in 2017 at the discretion of the Compensation Committee based on his performance during 2016 evaluated by the Compensation Committee.  For Mr. Fallis, the Compensation Committee approved a 2016 bonus target of CDN$25,000.  The amount of bonus awarded to Mr. Fallis will be determined in 2017 at the discretion of the Compensation Committee based on his performance during 2016 evaluated by the Compensation Committee.  No bonus performance target was approved for Mr. Edgar.  Any bonus for Mr. Edgar’s 2016 performance will be determined solely by the Compensation Committee’s discretion.
Cash Compensation Payable to our Named Executive Officers
Our named executive officers receive a base salary payable in accordance with our normal payroll practices.  The base salaries of our executive officers are set forth in employment agreements between the Company and each officer.  Based on the Compensation Committee’s knowledge of the industry and size and financial resources of the Company, the Compensation Committee believes that the base salaries of the Company’s executive officers are competitive to those that are received by comparable officers with comparable responsibilities in similar companies.
When the Compensation Committee considers total cash compensation for our named executive officers, it does so by evaluating their responsibilities, experience and the competitive marketplace.  Specifically, the Compensation Committee considers the following factors:
•	the executive’s leadership and operational performance and potential to enhance long-term value to the Company’s shareholders;
•	the Company’s financial resources;
•	performance compared to the financial, operational and strategic goals established for the Company;
•	the nature, scope and level of the executive’s responsibilities;
•	competitive market compensation paid by other companies for similar positions, experience and performance levels; and
•	the executive’s current salary, and the appropriate balance between incentives for long-term and short-term performance.
Historically, the Company has entered into employment agreements with its executive officers that provide for a base salary and other benefits.
Option Grants to our Named Executive Officers
We have granted stock options to our named executive officers.  Historically, options were granted to officers on or about the time of their initial appointment.  We also may make additional awards to our executive officers at the discretion of the Board.  Options granted to our executive officers generally vest over a period of two years from the date of grant, subject to acceleration in certain circumstances, including upon a change of control.  These option grants are intended to provide incentives to our officers who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in it.  We believe that option grants also help to align the interests of our management and employees with the interests of shareholders.  Further, we believe that these option grants serve as additional incentive for our officers, and in turn the achievement of these objectives will help our performance.  The amount of the option grant to each executive officer is intended, in conjunction with cash salary and bonus amounts, to provide aggregate compensation that is competitive with amounts received by similarly experienced officers of comparable companies.

Employment Agreements with our Named Executive Officers
Historically, the Company has entered into employment agreements with its named executive officers.  Each of our executive officers is paid a salary for his services and has been granted stock options in consideration for his services.  When the Compensation Committee considers salaries for our executives, it does so by evaluating their responsibilities, experience, the competitive marketplace and our financial resources and projections.  Pursuant to its charter, the Compensation Committee reviews and approves the terms of the compensation granted and awarded to our named executive officers.
Timothy Barry
On February 26, 2013, Mr. Barry entered into an amended and restated employment agreements with the Company, pursuant to which he receives a base salary of CDN$18,000 per month (CDN $216,000 per year).  The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances.  On February 23, 2016, Mr. Barry’s employment agreement was amended to reduce his salary by 30% to CDN$12,600 per month (CDN$151,200 per year) effective January 16, 2016.  Mr. Barry is also eligible to receive an annual bonus based on performance criteria set by the Board.  According to the severance terms of the employment agreement, upon termination of employment by the Company, Mr. Barry is entitled to receive a lump-sum severance payment equal to CDN$216,000 if Mr. Barry is terminated without cause.  However, upon a change of control (which is defined in the employment agreement), Mr. Barry is entitled to receive a lump-sum severance payment equal to CDN$432,000 plus the previous year’s bonus, if Mr. Barry or the Company terminates his employment within three months of such change of control.
Under his employment agreement, Mr. Barry will also be subject to a non-compete provision for six (6) months following termination of his employment for any reason; provided, however, that the non-compete provision shall not apply if the Company terminates his employment following a change of control.
Sean Fallis
On February 26, 2013, Mr. Fallis entered into an amended and restated employment agreement with the Company that increased his annual base salary to CDN$15,000 per month (CDN$180,000 per year) effective March 1, 2013.  Mr. Fallis is also eligible to receive an annual bonus based on performance criteria set by the Board.  On February 26, 2015 and June 4, 2015, the agreement was amended to modify the severance amount payable in certain circumstances.  On February 23, 2016, Mr. Fallis’ employment agreement was further amended to reduce his salary by 30% to CDN$10,500 per month (CDN$126,000 per year) effective January 16, 2016.  Under the employment agreement, Mr. Fallis is entitled to receive a lump-sum severance payment equal to CDN$180,000 if Mr. Fallis is terminated without cause.  However, upon a change of control (which is defined in the employment agreement), Mr. Fallis is entitled to receive a lump-sum severance payment equal to CDN$360,000 plus the previous year’s bonus, if Mr. Fallis or the Company terminates his employment within three months of such change of control.
Under his employment agreement, Mr. Fallis will also be subject to a non-compete provision for six (6) months following termination of his employment for any reason; provided, however, that the non-compete provision shall not apply if the Company terminates his employment following a change of control.
Brian Edgar
On February 26, 2013, Mr. Edgar entered into an amended and restated employment agreement with the Company, pursuant to which he receives a base salary of CDN $7,500 per month (CDN $90,000 per year).  The agreement was amended on June 4, 2015 to modify the severance amount payable in certain circumstances.  On February 23, 2016, Mr. Edgar’s employment agreement was further amended to reduce his salary by 30% to CDN$5,250 per month (CDN$63,000 per year) effective January 16, 2016.  Mr. Edgar is also eligible to receive an annual bonus for prior calendar year service at the discretion of the Board.  Although Mr. Edgar holds the title of Chairman, because he dedicates a significant portion of his time to the day-to-day affairs of the Company and continues to have a key role in policy-making for the Company, the Company views Mr. Edgar as one of its named executive officers.
According to the severance terms of the employment agreement, upon termination of employment by the Company without cause, Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$90,000.  However, upon a change of control (which is defined in the employment agreement), Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$180,000 plus the previous year’s bonus, if Mr. Edgar or the Company terminates his employment within three months of such change of control.
Under his employment agreement, Mr. Edgar will also be subject to a non-compete provision for six (6) months following termination of his employment for any reason; provided, however, that the non-compete provision shall not apply if the Company terminates his employment following a change of control.

Potential Payments Upon Termination or Change of Control
The following table shows the potential payments upon termination of employment of our executive officers as of October 31, 2015.  For the purposes of this table, it is assumed that the terminated employee receives the maximum payment under his employment agreement with the Company, and, in the case of a change of control, that each officer’s employment is terminated, either by the officer or by the Company, within three months following the change of control.  For purposes of the officers’ employment agreements, “Change of Control” means the occurrence of one or more of the following events:
(i)	a sale, lease or other disposition of all or substantially all of the assets of the Company;
(ii)	a consolidation or merger of the Company with or into any other corporation or other entity or person (or any other corporate reorganization) in which the shareholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization;
(iii)	a transaction or series of related transactions pursuant to which any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors; or
(iv)	a transaction or series of transactions pursuant to which (A) any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors or securities of the Company that upon conversion or exchange of such securities, would represent at least twenty percent (20%) of the combined voting power entitled to vote in the election of directors, and (B) in connection with or as a result of such transaction or series of transactions, a majority of the Company’s board of directors resigns and is replaced with nominees designated by such person, entity or group.
As noted above, we amended the employment agreements of our executive officers to change the definition of a change of control.  We believe these changes improve the retentive value of the employment agreements and that the revised amounts are more comparable to the amounts that would be paid in similar circumstances to executives at similarly situated companies.
		Cash Severance Payment	Accelerated Vesting
Name	Terminate Event	($) (1)	($) (2)	Total ($)
Timothy Barry (3)	For Cause:	-	-	-
	Without Cause:	$165,201	-	$165,201
	Change of Control:	$330,402	-	$330,402

Sean Fallis (4)	For Cause:	-	-	-
	Without Cause:	$137,667	-	$137,667
	Change of Control:	$275,335	-	$275,335

Brian Edgar (5)	For Cause:	-	-	-
	Without Cause:	$68,834	-	$68,834
	Change of Control:	$137,667	-	$137,667

______________________

(1)	CDN$ amounts have been converted to US $ using the CDN$/US $ exchange rate as of October 31, 2015.
(2)	Options to purchase Common Stock vest in equal installments annually over one to two years from the date of grant, subject to acceleration in certain circumstances, including upon a change of control. The value of the vesting acceleration was calculated by multiplying the number of unvested in-the-money options as of October 31, 2015 by the spread between the closing price of our Common Stock on October 31, 2015 and the exercise price of such unvested options. Because all relevant options are out-of-the-money, no value is shown for accelerated vesting of options in the table above.
(3)	In February 2013, Mr. Barry’s employment agreement was amended to increase the amount payable upon a change of control from CDN$216,000, plus prior year’s bonus, to CDN$432,000, plus prior year’s bonus.
(4)	In February 2013, Mr. Fallis’ employment agreement was amended to increase the amount payable upon a change of control from CDN$180,000, plus prior year’s bonus, to CDN$360,000, plus prior year’s bonus. In February 2015, Mr. Fallis’ employment agreement was amended to increase the amount payable upon termination without cause from CDN$90,000 to CDN$180,000.
(5)	In February 2013, Mr. Edgar’s employment agreement was amended to increase the amount payable upon a change of control from CDN$90,000, plus prior year’s bonus, to CDN$180,000, plus prior year’s bonus.
Stock Option, Stock Awards and Equity Incentive Plans
The Company has two stock option plans:  the 2006 Stock Option Plan (the “2006 Plan”) and the 2010 Plan (together, the “Plans”).  Each Plan is described in more detail below.
2006 Stock Option Plan
The 2006 Plan was adopted by the Board in May 2006, and approved by the shareholders in July 2006. The 2006 Plan will expire on May 1, 2016.  Outstanding awards under the 2006 Plan shall remain outstanding, but no additional options will be granted under the 2006 Plan.
Eligibility and Reservation of Shares
Under the 2006 Plan, the Company may grant incentive options or stock bonuses to employees (including officers), consultants and directors (whether or not they are employees) of the Company or its present or future divisions, affiliates and subsidiaries (together, “Eligible Persons”) for up to a total of 5,000,000 shares of Common Stock.
As of the date of the Proxy Statement, 42,858 outstanding options are held by three Eligible Persons of the Company, which underlying shares issuable upon the exercise of such options represent approximately 0.03% of the total shares issued and outstanding as of the date of the Proxy Statement.  These 42,858 options have a weighted average exercise price of $2.18 with a weighted average remaining term of 1.90 years.  None of our executive officers hold any options under the 2006 Plan.
The 2006 Plan does not contain a limit on the percentage of securities available to insiders of the Company, nor the number of securities any one person or company is entitled to receive thereunder.
Administration
The 2006 Plan is administered by Compensation Committee (the “Plan Administrator”).  The Plan Administrator has the authority to administer the 2006 Plan and exercise all the powers and authorities either specifically conferred under the 2006 Plan or necessary or advisable in the administration of the 2006 Plan, including the authority to grant options and bonuses; to determine the vesting schedule and other restrictions, if any, relating to options and bonuses; to determine the exercise price; to determine the persons to whom and the times at which options or bonuses shall be granted; to determine the number of shares to be covered by each option or bonus; to determine the fair market value per share; to interpret the 2006 Plan; to prescribe, amend and rescind rules and regulations relating to the 2006 Plan; to determine the terms and provisions of the option agreements entered into in connection with the options granted under the 2006 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 2006 Plan.

Grant of Bonus Shares
In addition to, or in lieu of, the grant of an option, the Company may grant bonus shares. At the time of grant of a bonus share, the Company may impose a vesting period of up to ten years, and such other restrictions which it deems appropriate. Unless otherwise directed by the Company at the time of grant, the recipient of such bonus shares will be considered a shareholder of the Company as to the bonus shares which have vested in the grantee at any time regardless of any forfeiture provisions which have not yet arisen.
The grant of bonus shares and issuance of shares of Common Stock pursuant to the 2010 Plan will be subject to compliance with the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, other applicable securities laws, rules and regulations and the requirements of any stock exchanges upon which the Common Stock may be listed at the relevant time.
Exercise Price
Except as noted below, options granted under the 2006 Plan shall have an exercise price which will not be less than 100% of the “Fair Market Value” on the date of grant, which is defined as the last sale price of the Company’s shares as reported on a national securities exchange on which the stock trades on the date of grant.  Because the Company’s shares of Common Stock currently trade on the OTCQB marketplace, the TSX has advised that it will require the calculation of Fair Market Value to be determined solely on the basis of TSX trading data.
With respect to any incentive stock options granted to a person owning more than 10% of the total voting securities of the Company, the exercise price of such incentive stock options will be at a price of no less than 110% of the Fair Market Value per share on the date of grant.
With respect to non-qualified options granted, the exercise price shall be determined and specified by the Board, which price may be an amount less than the Fair Market Value per share on the date of grant of such non-qualified option.
The exercise price will be paid in cash, in shares of the Company having a Fair Market Value equal to such exercise price or in property, or in a combination of cash, shares and property and, subject to approval of the Compensation Committee, may be effected in whole or in part with funds received from the Company at the time of exercise as a compensatory cash payment.
Vesting and Term
Options granted under the 2006 Plan typically have a graded vesting schedule over approximately one to two years and have a contractual term of two to 10 years, subject to acceleration in certain circumstances, including upon a change of control.
The exercise period of any option must not exceed 10 years from the date of the grant.  For incentive stock options granted to a person owning more than 10% of the total voting securities of the Company, the term must not exceed five years.
Cessation of Entitlement
Unless otherwise provided in the option agreement between the Company and the optionee, if the optionee ceases to be an employee, officer, director or consultant of the Company, other than by reason of death, disability or retirement, all vested and unexercised options granted thereunder to such optionee will terminate three months following the date the optionee ceases to hold such office or directorship and will terminate upon the date of termination of employment or other relationship if the optionee is discharged for cause.  Options granted, whether or not otherwise exercisable, will be exercisable within one year after the date of death, disability or retirement of the optionee, or the end of the original terms if earlier.  Unvested options expire immediately upon the date the optionee ceases to be an employee, officer, director or consultant of the Company, including by death or disability.
Assignment
Options granted pursuant to the 2006 Plan are not assignable other than by will or applicable laws of descent and distribution or, with respect to any non-qualified stock options as described under the 2010 Plan, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the rules thereunder.

Amendment Provisions
Subject to the policies, rules and regulations of any lawful authority having jurisdiction, including any exchange with which the shares of the Company are listed for trading, the Board may at any time, without further action by the shareholders:
(a)	amend the 2006 Plan or any option granted thereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that options granted thereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any option holders may from time to time be a resident or citizen; or
(b)	terminate the 2006 Plan,
provided, however, that any amendment that would:
(a)	materially increase the number of securities issuable under the 2006 Plan to persons who are subject to Section 16(a) of the Exchange Act;
(b)	grant eligibility to a class of persons who are subject to Section 16(a) of the Exchange Act and are not included within the terms of the 2006 Plan prior to the amendment;
(c)	materially increase the benefits accruing to persons who are subject to Section 16(a) of the Exchange Act under the 2006 Plan; or
(d)	require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Company’s securities then may be listed, the Internal Revenue Code or any other applicable law, will be subject to the approval of the shareholders of the Company.
Notwithstanding the above, any increase or modification that may result from certain adjustments authorized under the 2006 Plan or which are required for compliance with the Exchange Act, the Internal Revenue Code, ERISA, their rules or other laws or judicial order, will not require shareholder approval.
2010 Stock Option and Stock Bonus Plan
Adoption and Approval
The 2010 Plan was adopted by the Board on December 22, 2009 and approved by the shareholders on April 15, 2010.  A blacklined copy of the 2010 Plan which reflects the proposed amendment, as further described in this Proxy Statement, is attached hereto as Appendix A.
Administration
The 2010 Plan is administered by Compensation Committee (the “Plan Administrator”).  The Plan Administrator has the authority to administer the 2010 Plan and exercise all the powers and authorities either specifically conferred under the 2010 Plan or necessary or advisable in the administration of the 2010 Plan, including the authority to grant options and bonuses; to determine the vesting schedule and other restrictions, if any, relating to options and bonuses; to determine the exercise price; to determine the persons to whom and the times at which options or bonuses shall be granted; to determine the number of shares to be covered by each option or bonus; to determine the fair market value per share; to interpret the 2010 Plan; to prescribe, amend and rescind rules and regulations relating to the 2010 Plan; to determine the terms and provisions of the option agreements entered into in connection with the options granted under the 2010 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 2010 Plan.
Eligible Participants
Subject to certain limitations set forth under the 2010 Plan, options and bonuses may be granted to Eligible Persons, which Eligible Persons will be eligible to receive more than one grant of an option or bonus during the term of the 2010 Plan.

Reservation of Shares
The maximum number of shares issuable upon exercise of options and pursuant to bonuses under the 2010 Plan will not exceed the lower of (i) 30,000,000 shares or (ii) 10% of the total shares outstanding, subject to adjustments as provided under the 2010 Plan.
As of the date of the Proxy Statement, a total of 15,907,265 shares are issuable under the 2010 Plan, and a total of 12,090,000 options are outstanding under the 2010 Plan, which underlying shares issuable upon the exercise of such options represent approximately 7.6% of the total shares issued and outstanding as of the date of the Proxy Statement.  As of the date of the Proxy Statement, a total of 676,666 options have been exercised or forfeited in cashless option exercises under the 2010 Plan.  Therefore, as of the date of the Proxy Statement, a total of 3,140,599 shares remain available for issuance for awards under the 2010 Plan.
The 2010 Plan does not contain a limit on the percentage of securities available to insiders of the Company, nor the number of securities any one person or company is entitled to receive thereunder.
Grant of Bonus Shares
In addition to, or in lieu of, the grant of an option, the Company may grant bonus shares.  Subject to receiving shareholder approval, the 2010 Plan will be amended to include a fixed number of bonus shares issuable under the 2010 Plan of up to a maximum of 800,000 shares of Common Stock on an annual basis.  At the time of grant of a bonus share, the Company may impose a vesting period of up to ten years, and such other restrictions which it deems appropriate.  Unless otherwise directed by the Company at the time of grant, the recipient of such bonus shares will be considered a shareholder of the Company as to the bonus shares which have vested in the grantee at any time regardless of any forfeiture provisions which have not yet arisen.
The grant of bonus shares and issuance of shares of Common Stock pursuant to the 2010 Plan will be subject to compliance with the Securities Act, the Exchange Act, other applicable securities laws, rules and regulations and the requirements of any stock exchanges upon which the Common Stock may be listed at the relevant time.
Exercise Price
Options granted under the 2010 Plan shall have an exercise price which will not be less than 100% of the “Fair Market Value” on the date of grant, which is defined as the last sale price of the Company’s shares as reported on the national securities exchange on which the stock is principally traded on the date of the grant, or if such date was not a trading date, on the trading date immediately preceding such date.  Because the Company’s shares of Common Stock currently trade on the OTCQB marketplace, the TSX has advised that it will require the calculation of Fair Market Value to be determined solely on the basis of TSX trading data.
With respect to any incentive stock options granted to a person owning more than 10% of the total voting securities of the Company, the exercise price of such incentive stock options will be at a price of no less than 110% of the Fair Market Value per share on the date of grant.
The exercise price will be paid in cash, in shares of the Company having a Fair Market Value equal to such exercise price or in property, or in a combination of cash, shares and property and, subject to approval of the Compensation Committee, may be effected in whole or in part with funds received from the Company at the time of exercise as a compensatory cash payment.
Vesting and Term
Options granted under the 2010 Plan typically have a graded vesting schedule over approximately one to two years and have a contractual term of two to 10 years, subject to acceleration in certain circumstances, including upon a change of control.
The exercise period of any option must not exceed 10 years from the date of the grant.  For incentive stock options granted to a person owning more than 10% of the total voting securities of the Company, the term must not exceed five years.
Cessation of Entitlement
Unless otherwise provided in the option agreement between the Company and the optionee, if the optionee ceases to be an employee, officer, director or consultant of the Company, other than by reason of death or disability, all vested and unexercised options granted thereunder to such optionee will terminate three months following the date the optionee ceases to hold such office or directorship, or the end of the original term of the option if earlier, and will terminate upon the date of termination of employment or other relationship if the optionee is discharged for cause.  Vested and unexercised options granted will be exercisable within one year after the date of death or disability of the optionee, or the end of the original terms if earlier.  Unvested options expire immediately upon the date the optionee ceases to be an employee, officer, director or consultant of the Company, including by death or disability.

Assignment
Options granted pursuant to the 2010 Plan are not assignable other than by will or applicable laws of descent and distribution or, with respect to any non-qualified stock options as described under the 2010 Plan, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of ERISA, or the rules thereunder.
Amendment Provisions
Subject to the policies, rules and regulations of any lawful authority having jurisdiction, including any exchange with which the shares of the Company are listed for trading, the Board may at any time, without further action by the shareholders:
(a)
amend the 2010 Plan or any option granted thereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that options granted thereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any option holders may from time to time be a resident or citizen; or

(b)	terminate the 2010 Plan,
provided, however, that any amendment that would:
(a)	materially increase the number of securities issuable under the 2010 Plan to persons who are subject to Section 16(a) of the Exchange Act;
(b)	grant eligibility to a class of persons who are subject to Section 16(a) of the Exchange Act and are not included within the terms of the 2010 Plan prior to the amendment;
(c)	materially increase the benefits accruing to persons who are subject to Section 16(a) of the Exchange Act under the 2010 Plan; or
(d)
require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Company’s securities then may be listed, the Internal Revenue Code or any other applicable law, will be subject to the approval of the shareholders of the Company.
Notwithstanding the above, any increase or modification that may result from certain adjustments authorized under the 2010 Plan or which are required for compliance with the Exchange Act, the Internal Revenue Code, ERISA, their rules or other laws or judicial order, will not require shareholder approval.

The following table sets forth the outstanding equity awards for each named executive officer at October 31, 2015.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards
	Number of Securities
	Underlying Unexercised
	Options (1)		Option	Option
Name and Principal Position	Exercisable	Un- exercisable	Exercise Price ($)	Expiration Date

Timothy Barry	250,000	-	1.05	2/25/2016
President, Chief Executive Officer and Director (2)	200,000	-	0.54	1/12/2017
	450,000	-	0.50	10/11/2017
	500,000	-	0.37	6/25/2018
	466,666	233,334	0.26	9/3/2019

Sean Fallis	350,000	-	1.12	2/7/2016
Chief Financial Officer (3)	250,000	-	0.54	1/12/2017
	400,000	-	0.50	10/11/2017
	400,000	-	0.37	6/25/2018
	400,000	200,000	0.26	9/3/2019

Brian Edgar	200,000	-	0.54	1/12/2017
Chairman and Director (4)	450,000	-	0.50	10/11/2017
	450,000	-	0.37	6/25/2018
	650,000	-	0.26	9/3/2019
_________________________

(1)	Includes options granted under the 2010 Stock Option Plan.
(2)	Options vest in three equal installments: one-third on the grant date, one-third on the first anniversary of the grant date and one-third on the second anniversary of the grant date.
(3)	Options vest in three equal installments: one-third on the grant date, one-third on the first anniversary of the grant date and one-third on the second anniversary of the grant date. However, the first installment of the February 7, 2011 grant did not vest until May 9, 2011. Subsequent vesting of this grant occurred on the first- and second-year anniversary of the grant date, respectively.
(4)	Options vest in two equal installments: one-half on the grant date and one-half on the anniversary of the grant date.

GRANTS OF PLAN-BASED AWARDS
The following table summarizes grants of awards to our executive officers during the fiscal year ended October 31, 2015 and possible future payouts pursuant to those awards.
		Estimated Future Payouts Under Non–Equity Incentive Plan Awards (1)				Grant Date for	All Other Option Awards: Number of Shares Underlying	Grant Date Fair Value of Option
Name	Grant Date	Threshold ($)	Target ($)		Maximum ($)	Option Awards	Options (2) (#)	Awards ($)
Timothy Barry	2/26/2015	-	$	CDN30,000	(3)	-	-	-
	-	-		-	-	-	-	-
Sean Fallis	2/26/2015	-	$	CDN25,000	(3)	-	-	-
	-	-		-	-	-	-	-
Brian Edgar	-	-		-	(3)	-	-	-
	-	-		-	-	-	-	-
_________________________

(1)	Includes amounts that may be payable as cash bonuses as described in “Compensation Discussion and Analysis – Employment Agreements with our Named Executive Officers” granted under the executive officers’ employment agreements.
(2)	These options are described in “Compensation Discussion and Analysis – Option Grants to our Named Executive Officers” and in the “Compensation Discussion and Analysis – Option Awards” table.
(3)	Bonus potential, if any, is at the discretion of the Board.

Compensation of Directors
During the fiscal year ended October 31, 2015, the following persons served on the Company’s Board:

Brian Edgar (Chairman) (1)
Timothy Barry (2)
Murray Hitzman (1) (5)
Daniel Kunz (3)
Joshua Crumb (4)
John McClintock (4)

_________________________

(1)        Elected to the Board effective as of April 16, 2010.
(2)        Elected to the Board effective as of March 2, 2011.
(3)        Elected to the Board effective as of April 20, 2011.
(4)        Elected to the Board effective as of February 22, 2012.
(5)        Mr. Hitzman served as a director of the Board until he declined to stand for re-election at the April 23, 2015 annual meeting.

Independent Director Compensation Structure
In connection with their election at the Company’s last annual meeting of shareholders, the Board concluded that each of Messrs.  Crumb, Hitzman, McClintock and Kunz were independent.  The Board evaluates the independence of its members on an as-needed basis throughout the year and has not changed that assessment.  With respect to the nominees for election at the Meeting, the Board has concluded that each of Messrs.  McClintock and Kunz is independent.
Each of the Company’s independent directors is compensated $20,000 per year, paid in quarterly installments, and issued additional stock option grants for his services.  In addition, the person serving as the Chair of the Company’s Audit Committee receives an annual cash fee of $6,000 (payable in quarterly installments), and its Compensation Committee Chair and its Corporate Governance and Nominating Committee Chair each receive an annual cash fee of $3,000 (payable in the same manner), in each case in consideration for its respective service as the chairs of such committees.  Effective January 16, 2016, all director payments were reduced by 30%.
Chairman Compensation Structure
Effective April 16, 2010, Brian Edgar began serving as the Company’s Executive Chairman.  Effective September 2, 2011, the Company entered into an amended and restated employment agreement with Mr. Edgar.  Mr. Edgar was being compensated at the rate of CDN $7,500 per month (CDN $90,000 per year) and was eligible for an annual bonus at the discretion of the Board.  On February 26, 2013, Mr. Edgar entered into another amended and restated employment agreement, which was amended on June 4, 2015 to modify the severance amount payable in certain circumstances.  On February 23, 2016, Mr. Edgar’s employment agreement was further amended to reduce his salary by 30% to CDN$5,250 per month (CDN$63,000 per year).  Because the Company views Mr. Edgar as an executive officer, his compensation is shown above in the Summary Compensation Table rather than in the Director Compensation Table below.  On January 9, 2012, the Company changed Mr. Edgar’s title to Chairman.
According to the severance terms of the of the employment agreement, upon termination of employment by the Company without cause, Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$90,000.  Upon a change of control (which is defined in the employment agreement), Mr. Edgar is entitled to receive a lump-sum severance payment equal to CDN$180,000, plus the amount of the prior year’s bonus (if any), if Mr. Edgar or the Company terminates his employment within three (3) months of such change of control.

Director Compensation – Fiscal Year 2015
During the fiscal year ended October 31, 2015, the Company compensated the following directors, who are not named executive officers, for their services as directors as follows:
DIRECTOR COMPENSATION

Name	Fees earned or paid in cash ($)	Option awards ($) (1)	Total ($)
Murray Hitzman (2)	11,500	-	11,500
Daniel Kunz (3)	26,000	-	26,000
Joshua Crumb (4)	23,000	-	23,000
John McClintock (5)	21,500	-	21,500
_________________________

(1)	Amounts represent the calculated fair value of stock options granted to the named directors based on provisions of FASB ASC Topic 718-10, Stock Compensation. See note 11 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015 for discussion regarding assumptions used to calculate fair value under the Black-Scholes–Merton valuation model.
(2)	Mr. Hitzman was paid $11,500 during the fiscal year ended October 31, 2015, which includes $1,500 for serving as Chair of the Compensation Committee from November 1, 2015 to April 30, 2015. Mr. Hitzman ceased being a director at conclusion of the 2015 Annual Meeting.
(3)	Mr. Kunz was paid $26,000 during the fiscal year ended October 31, 2015, which includes $6,000 for serving as the Chair of the Audit Committee.
(4)	Mr. Crumb was paid $23,000 during the fiscal year ended October 31, 2015, which included $3,000 for serving as Chair of the Corporate Governance and Nominating Committee.
(5)	Mr. McClintock was paid $21,500 during the fiscal year ended October 31, 2015, which included $1,500 for serving as Chair of the Compensation Committee.

Re-pricing of Options
None.

INDEPENDENT PUBLIC ACCOUNTANTS
As discussed in our Current Report on Form 8-K filed with the SEC on February 17, 2016, after completing a competitive process to determine our independent registered public accounting firm, the Audit Committee approved the engagement of Smythe as our independent registered public accounting firm for the fiscal year ending October 31, 2016.  Hein & Associates LLP (“Hein”) served as our independent registered public accounting firm for each previous fiscal year since the fiscal year ended October 31, 2007.  On February 16, 2016, we informed Smythe of the Audit Committee’s decision and formally engaged Smythe as our independent registered public accounting firm.  On February 16, 2016, we informed Hein that it was being dismissed as our independent registered public accounting firm.  We expect that a representative of Smythe will be present at the Meeting, will have the opportunity to make a statement if it desires to do so and will be available to respond to appropriate questions.  A representative of Hein is not expected to be present at the Meeting.
The reports of Hein on our consolidated financial statements for the two most recent fiscal years ended October 31, 2015 and October 31, 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Hein on our consolidated financial statements for the fiscal year ended October 31, 2015 contained a paragraph stating as follows:
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the consolidated financial statements, the Company has suffered recurring losses, and has a lack of sufficient working capital.  This raises substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters also are discussed in Note 1.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During our two most recent fiscal years ended October 31, 2015 and October 31, 2014, and during the subsequent interim periods preceding Hein’s dismissal, there were (i) no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein, would have caused Hein to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of SEC Regulation S-K.
During our two most recent fiscal years ended October 31, 2015 and October 31, 2014, and during the subsequent interim periods preceding Smythe’s engagement, neither we nor anyone on our behalf has consulted with Smythe regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report was provided to us nor oral advice was provided to us that Smythe concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of SEC Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of SEC Regulation S-K).
Audit Fees
During the fiscal years ended October 31, 2015 and 2014, Hein billed us aggregate fees and expenses in the amount of $110,613 and $117,495, respectively.  These aggregate fees include professional services for the audit of our annual financial statements and the review of the financial statements included in our Quarterly Reports on Form 10-Q.
Audit-Related Fees
There were no audit-related fees billed by Hein during the fiscal years ended October 31, 2015 and 2014.
Tax Fees
There were no fees and expenses for tax services billed by Hein during the fiscal years ended October 31, 2015 and 2014.
All Other Fees
There were no other services provided by Hein during the fiscal years ended October 31, 2015 and 2014.
Audit Committee’s Pre-Approval Practice
Section 10A(i) of the Exchange Act prohibits our auditors from performing audit services for us as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.  The Audit Committee’s charter provides that the Audit Committee must:
•	preapprove all audit services that the auditor may provide to us or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by Section 10A(i)(1)(A) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002); and
•	preapprove all non-audit services (other than certain de minimis services described in §10A(i)(1)(B) of the Exchange Act (as amended by the Sarbanes-Oxley Act of 2002)) that the auditors propose to provide to us or any of our subsidiaries.
The Audit Committee considers at each of its meetings whether to approve any audit services or non-audit services.  In some cases, management may present the request; in other cases, the auditors may present the request.
REPORT OF THE AUDIT COMMITTEE
To the Board of Directors of Silver Bull Resources, Inc.:
Management is responsible for our internal controls and the financial reporting process.  The independent accountants are responsible for performing an independent audit of our financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) and the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue an opinion on our financial statements.  Our responsibility is to monitor and oversee those processes.  We hereby report to the Board of Directors that, in connection with the financial statements for the fiscal year ended October 31, 2015, we have:

•	reviewed and discussed the audited financial statements with management and the independent accountants;
•	discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and
•	received the written disclosures and the letter from the independent accountants required by PCAOB Rule 3526, as may be modified or supplemented, and discussed with the independent accountants the accountants’ independence.
Based on the discussions and our review described above, we recommended to the Board of Directors that the audited financial statements for the fiscal year ended October 31, 2015 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which is being provided with this Proxy Statement.
Respectfully submitted,
The Audit Committee of Silver Bull Resources, Inc.
Daniel Kunz, Chair
Joshua Crumb
John McClintock
REPORT OF THE COMPENSATION COMMITTEE
To the Board of Directors of Silver Bull Resources, Inc.:
The Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report.
The Compensation Committee hereby reports to the Board of Directors that, in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, and this Proxy Statement, we have:
•	reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and
•	based on such review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2015 and this Proxy Statement on Schedule 14A.
Respectfully submitted,
The Compensation Committee of Silver Bull Resources, Inc.
John McClintock, Chair
Daniel Kunz
Joshua Crumb
PROPOSAL ONE:  ELECTION OF DIRECTORS
The Board is nominating four (4) directors for election to serve until the next annual meeting or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.
Nominees for Election of Directors
The persons named in the enclosed form of proxy will vote the shares represented by such proxy for the re-election of the four (4) nominees for director: Timothy Barry, Brian Edgar, Daniel Kunz and John McClintock.

If, at the time of the Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion.  If re-elected, each of the above named directors will each hold office until their successors are duly elected and qualified at the next annual meeting or until their earlier death, resignation or removal.
The Board recommends a vote “FOR” the election of Timothy Barry, Brian Edgar, Daniel Kunz and John McClintock.  Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board’s slate of nominees.  Neither management nor the Board is aware of any reason which would cause any nominee to be unavailable to serve as a director.
PROPOSAL TWO:  RATIFICATION AND APPROVAL OF
 THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On September 4, 2007, the Board unanimously approved the Audit Committee’s recommendation to appoint Hein as our independent registered public accounting firm.  Since that time, Hein has served as the Company’s independent registered accounting firm.  On February 23, 2016, the Board directed by resolution that the Company submit the selection of Smythe as the Company’s independent registered public accounting firm for ratification and approval by our shareholders at the Meeting.  Although the Company is not required to submit the selection of the independent registered public accountants for shareholder approval, if the shareholders do not ratify and approve this selection, the Board may reconsider its selection of Smythe.  The Board considers Smythe to be well qualified to serve as the independent auditors for the Company; however, even if the selection is ratified and approved, our Board may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee and Board determine that the change would be in our best interests.
The Board recommends a vote “FOR” Proposal Two.  Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote at the Meeting.  Unless otherwise specified, the enclosed proxy will be voted “FOR” the ratification and approval of the appointment of Smythe LLP as our independent registered public accounting firm.
PROPOSAL THREE:  RATIFICATION, APPROVAL AND RE-ADOPTION OF
 THE COMPANY’S 2010 STOCK OPTION AND STOCK BONUS PLAN, AS AMENDED
Pursuant to Section 613(a) of the TSX Company Manual, shareholders must, every three years, re-approve all unallocated options and bonus shares (“entitlements”) issuable pursuant to any security-based compensation arrangement that does not have a fixed maximum aggregate of securities issuable.  As the 2010 Plan does not provide a fixed maximum aggregate number of securities issuable, the Company is seeking shareholder approval of the re-adoption of the 2010 Plan and all unallocated entitlements thereunder.
The material features of the 2010 Plan are described above under “Compensation Discussion and Analysis – Stock Option, Stock Awards and Equity Incentive Plans.”  Awards under the Company’s 2010 Plan are determined in the Board’s discretion.  Therefore, amounts that may be issued in the future to directors and officers of the Company are not currently determinable.
Insiders of the Company who are entitled to receive a benefit under the 2010 Plan are not eligible to vote their securities in respect of the approval of the 2010 Plan, as the 2010 Plan does not contain an insider participation limit.  As such, Proposal Three requires approval of a majority of the votes cast in person or by proxy at the Meeting and disinterested shareholder approval, which will be satisfied by an approval of a majority of the votes cast by shareholders which excludes votes cast by all insiders who are eligible to receive a benefit under the 2010 Plan.  The aggregate number of votes to be excluded to obtain disinterested shareholder approval is 7,483,777 shares held by such insiders, as a group.
If disinterested shareholders do not approve all of the unallocated entitlements under the 2010 Plan at the Meeting, the Company will be unable to grant and issue any additional entitlements under the 2010 Plan and any outstanding entitlements that expire or are cancelled thereafter will not be available for re-grant until such time as shareholder approval is obtained.
At the Meeting, shareholders will be asked to consider and, if deemed appropriate, to approve, with or without variation, the following ordinary resolution (the “Stock Option Plan Resolution”), to re-approve the 2010 Plan, including an amendment to fix a maximum number of bonus shares issuable under the 2010 Plan to 800,000 on an annual basis, and the grant of such entitlements until April 20, 2019, being the date that is three (3) years from the date of the Meeting, subject to such amendments, variations or additions as may be approved at the Meeting:
“BE IT RESOLVED as an ordinary resolution of shareholders of Silver Bull Resources, Inc. (the “Company”) that:

1.
the 2010 Stock Option and Stock Bonus Plan (the “2010 Plan”), in the form attached as Appendix A to the proxy statement dated on or about February 29, 2016, is hereby ratified, approved and re-adopted as the stock option plan of the Company, including an amendment to fix the number of bonus shares issuable thereunder to a maximum of 800,000 shares of Common Stock on an annual basis;

2.	all unallocated entitlements issuable under the 2010 Plan are hereby confirmed and approved;
3.
the Board is hereby authorized to grant entitlements under the 2010 Plan until April 20, 2019, being the date that is three (3) years from the date of the annual meeting of shareholders of the Company at which shareholder approval of unallocated entitlements is being sought;

4.
any officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full effect to the foregoing resolution and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument or the doing of any such act or thing.”

The Board recommends a vote “FOR” Proposal Three.  To be effective, the Stock Option Plan Resolution must be approved by not less than a majority of the votes cast by shareholders entitled to vote at the Meeting and on a disinterested basis.  Unless otherwise specified, the enclosed proxy will be voted “FOR” the ratification, approval and re-adoption of the 2010 Plan, including amendments thereto, and all unallocated entitlements issuable thereunder.
ANNUAL REPORT TO SHAREHOLDERS
Included with this Proxy Statement is the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015.
OTHER MATTERS
Management and the Board of the Company know of no matters to be brought before the Meeting other than as set forth herein.  However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournment(s) or postponement(s) thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.
SHAREHOLDER PROPOSALS
Shareholders may submit proposals or director nominations for inclusion by the Company in next year’s proxy statement.  For your proposal or director nomination to be considered for inclusion in our proxy statement for next year’s annual meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than 120 days before the anniversary of the release date of this Proxy Statement, unless the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s Meeting.  After such date, any shareholder proposal will be considered untimely.
If we change the date of next year’s annual meeting by more than thirty (30) days from the date of this year’s Meeting, then the deadline is a reasonable time before we begin to print and distribute our proxy materials.  You should also be aware that your proposal must comply with SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials, and with any provision in our Bylaws regarding the same.
Silver Bull Resources, Inc. expects to hold its next annual meeting of shareholders in April 2017.  Proposals from shareholders intended to be present at the next annual meeting of shareholders should be addressed to Silver Bull Resources, Inc., Attention: Corporate Secretary, 925 West Georgia Street, Suite 1908, Vancouver, British Columbia V6C 3L2, and we must receive the proposals by Monday, October 31, 2016.  Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law.  It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested.  After Monday, October 31, 2016, any shareholder proposal will be considered to be untimely.
As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our proxy statement for our 2017 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than Friday, January 13, 2017.  Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.
BY ORDER OF THE BOARD OF DIRECTORS: SILVER BULL RESOURCES, INC. Brian Edgar, Chairman

APPENDIX A:

SILVER BULL RESOURCES, INC.
2010 STOCK OPTION AND STOCK BONUS PLAN, AS AMENDED

1.            Purposes of and Benefits Under the Plan.  This 2010 Stock Option and Stock Bonus Plan, as amended (the “Plan”), is intended to encourage stock ownership by employees, consultants, officers and directors of Silver Bull Resources, Inc. (formerly Metalline Mining Company) and its controlled, affiliated and subsidiary entities (collectively, the “Corporation”), so that they may acquire or increase their proprietary interest in the Corporation, and is intended to facilitate the Corporation’s efforts to:  (i) induce qualified persons to become employees, officers and directors (whether or not they are employees) and consultants to the Corporation; (ii) compensate employees, officers, directors and consultants for services to the Corporation; and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the Corporation.  It is further intended that options granted by the Committee pursuant to Section 6 of this Plan shall constitute “incentive stock options” (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code, and the regulations issued thereunder, and options granted by the Committee pursuant to Section 7 of this Plan shall constitute “non-qualified stock options” (“Non-qualified Stock Options”). “Options” means options granted pursuant to the provisions of this Plan, whether Incentive Stock Options or Non-qualified Stock Options.

2.            Definitions.  As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)  “Board” shall mean the Board of Directors of the Corporation.

(b)  “Bonus” means any Common Stock bonus issued pursuant to the provisions of this Plan.

(c)  “Committee” shall mean any Committee appointed by the Board to administer this Plan, if one has been appointed.  If no Committee has been appointed, the term “Committee” shall mean the Board.

(d)  “Common Stock” shall mean the Corporation’s $0.01 par value common stock.

(e)  “Disability” shall mean a Recipient’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.  If the recipient is covered by a disability insurance plan sponsored by the Corporation, the term “Disability” shall be as defined therein.

(f)  “Fair Market Value” per share as of a particular date shall mean the last sale price of the Corporation’s Common Stock as reported on the national securities exchange on which the stock is principally traded on such date, or if such date was not a trading date, on the immediately preceding trading date or, if such quotations are unavailable, the value determined by the Committee in accordance with the requirements of Section 409A of the Internal Revenue Code.

(g)  “Recipient” means any person granted an Option or awarded a Bonus hereunder.

(h)  “Internal Revenue Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time (codified as Title 26 of the United States Code) and any successor legislation.

3.            Administration.

(a)  The Plan shall be administered by the Committee.  The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority:  to grant Options and Bonuses; to determine the vesting schedule and other restrictions, if any, relating to Options and Bonuses; to determine the purchase price of the shares of Common Stock covered by each Option (the “Option Price”); to determine the persons to whom, and the time or times at which, Options and Bonuses shall be granted; to determine the number of shares to be covered by each Option or Bonus; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.  The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

(b)  Options and Bonuses granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

(c)  The Committee shall endeavor to administer the Plan and grant Options and Bonuses hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the U.S. Securities Exchange Act of 1934 (the “1934 Act”), although compliance with Section 16 is the obligation of the Recipient, not the Corporation.  Neither the Committee, the Board nor the Corporation can assume any legal responsibility for a Recipient’s compliance with his obligations under Section 16 of the 1934 Act.

(d)  No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Bonus granted hereunder.

4.            Eligibility.

(a)  Subject to certain limitations hereinafter set forth, Options and Bonuses may be granted to employees (including officers), consultants, and directors (whether or not they are employees) of the Corporation or its present or future divisions, affiliates and subsidiaries.  In determining the persons to whom Options or Bonuses shall be granted and the number of shares to be covered by each Option or Bonus, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

(b)  A Recipient shall be eligible to receive more than one grant of an Option or Bonus during the term of the Plan, on the terms and subject to the restrictions herein set forth.

5.            Stock Reserved.

(a)  The stock subject to Options or Bonuses hereunder shall be shares of Common Stock.  Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation.  The aggregate number of shares of Common Stock as to which Options and Bonuses may be granted from time to time under the Plan shall not exceed the lower of (i) 30,000,000 shares or (ii) 10% of the total shares outstanding, subject to adjustment as provided in Section 8(i) hereof.

(b)  If any Option outstanding under the Plan for any reason expires or is terminated without having been exercised in full, or if any Bonus granted is forfeited because of vesting or other restrictions imposed at the time of grant, the shares of Common Stock allocable to the unexercised portion of such Option or the forfeited portion of the Bonus shall become available for subsequent grants of Options and Bonuses under the Plan.

6.            Incentive Stock Options.

(a)  Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof.  Only employees of the Corporation shall be entitled to receive Incentive Stock Options.

(b)  The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation or any parent or subsidiary of the Corporation are exercisable for the first time by a Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Internal Revenue Code.

(c)  Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited, they shall be void.

7.            Non-qualified Stock Options.  Options granted pursuant to this Section 7 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

8.            Terms and Conditions of Options.  Each Option granted pursuant to the Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall be substantially in the form of  Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

(a)  Number of Shares.  Each Option agreement shall state the number of shares of Common Stock covered by the Option.

(b)  Type of Option.  Each Option Agreement shall specify whether it is intended to be an Incentive Stock Option or a Non-qualified Stock Option.

(c)  Option Price.  Subject to adjustment as provided in Section 8(i) hereof, each Option agreement shall state the Option Price, which shall be determined by the Committee subject only to the following restrictions:

(1)  Each Option Agreement shall state the Option Price, which (except as otherwise set forth in paragraphs 8(c)(2) hereof) shall not be less than 100% of the Fair Market Value per share on the date of grant of the Option.

(2)  Any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of all classes of stock of the Corporation shall be at a price of no less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

(3)  The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such option is granted, unless a future date is specified in the resolution.

(d)  Term of Option.  Each Option agreement shall state the period during and times at which the Option shall be exercisable, in accordance with the following limitations:

(1)  The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution.

(2)  The exercise period of any Option shall not exceed ten years from the date of grant of the Option.

(3)  Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of all classes of stock of the Corporation shall be for no more than five years.

(4)  The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate; provided, however, that (i) the Committee shall not extend the exercise period of any outstanding Option held by an insider (as that term is defined or commonly used in applicable securities laws) without first obtaining the approval of disinterested shareholders of such extension, and (ii) no such extension shall result in a violation of Section 409A of the Internal Revenue Code.  In any event, no exercise period may be so extended to increase the term of the Option beyond ten years from the date of the grant.

(5)  The exercise period shall be subject to earlier termination as provided in Sections 8(f) and 8(g) hereof, and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

(e)  Method of Exercise and Medium and Time of Payment.

(1)  An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable, provided, however, that no Option may be exercised as to less than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

(2)  Each exercise of an Option granted hereunder, whether in whole or in part, shall be effected by written notice to the Secretary of the Corporation (or his or her agent) designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by, or deemed by the Corporation’s counsel to be advisable pursuant to, any applicable securities laws.

(3)  The Option Price shall be paid in cash, or in shares of Common Stock having a Fair Market Value equal to such Option Price, or in property or in a combination of cash, shares and property and, subject to approval of the Committee, may be effected in whole or in part with funds received from the Corporation at the time of exercise as a compensatory cash payment.

(4)  The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

(5)  The Recipient shall make provision for the withholding of taxes as required by Section 10 hereof.

(f)  Termination.

(1)  Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if the Recipient ceases to be an employee, officer, director or consultant of the Corporation (other than by reason of death or Disability), all vested Options theretofore granted to such Recipient but not theretofore exercised shall terminate upon the earlier of (i) three months following the date the Recipient ceased to be an employee, officer, director or consultant of the Corporation, and (ii) the end of the originally scheduled term of the option, provided that such vested Options shall expire upon the date of termination of employment or other relationship if discharged for cause.  Any options that were not vested as of the date of termination shall expire immediately upon the date the Recipient ceases to be an employee, officer, director or consultant of the Corporation.

(2)  Nothing in the Plan or in any Option or Bonus granted hereunder shall confer upon an individual any right to continue in the employ of or other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

(g)  Death or Disability of Recipient.  Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if a Recipient shall die while an employee, officer, director or consultant of the Corporation, or within the three month period described in Section 8(f)(1) above, or if the Recipient’s relationship with the Corporation shall terminate by reason of Disability, all vested Options theretofore granted to such Recipient, may be exercised by the Recipient or by the Recipient’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, until the earlier of (i) one year after the date of death or Disability of the Recipient; or (ii) the end of the originally scheduled term of the option.  Any Options that are not vested as of the date the Recipient’s employment or other relationship with the Corporation terminates as a result of death or Disability shall expire immediately on the date such service relationship terminates.

(h)  Transferability Restriction.

(1)  Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or, with respect to a Non-Qualified Option, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder.  Options may be exercised during the lifetime of the Recipient only by the Recipient and thereafter only by his legal representative.

(2)  Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and/or the levy of any execution, attachment or similar process upon an Option, shall be null and void and without force or effect and shall result in a termination of the Option.

(3)  (A)  As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the U.S. Securities Act of 1933, as amended (the “1933 Act”) or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws.  (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax.  (C)  The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the 1933 Act, the 1934 Act, or under any other state, federal or provincial law, rule or regulation.  (D)  The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification.  (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

(i)  Effect of Certain Changes.

(1)  If any change is made in the Common Stock without the receipt of consideration by the Corporation (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Corporation), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan, and the outstanding Options and Bonuses will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock (if applicable) subject to such outstanding Options and Bonuses.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive; provided that each Option granted pursuant to this Plan shall not be adjusted in a manner that (i) causes such Option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code, if the Option was originally intended to be an Incentive Stock Option, or (ii) causes the Option to become subject to Section 409A of the Internal Revenue Code.

(2)  Unless otherwise provided in the applicable Option Agreement or other award document delivered to the Recipient, in the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Corporation, (ii) a consolidation or merger of the Corporation with or into any other corporation or other entity or person (or any other corporate reorganization) in which the shareholders of the Corporation immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the outstanding voting power of the surviving entity (or its parent) following the consolidation, merger or reorganization or (iii) a transaction or series or related transactions pursuant to which any person, entity or group within the meaning of Section 13(d) or 14(d) of the 1934 Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Corporation or an affiliate) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act, or comparable successor rule) of securities of the Corporation representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors (individually, a “Change of Control”), then any surviving corporation or acquiring corporation (or parent thereof) shall assume any Options or Bonuses outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the Change of Control for those outstanding under the Plan).  In the event any surviving corporation or acquiring corporation (or parent thereof) refuses to assume such Options or Bonus Awards or to substitute similar stock awards for those outstanding under the Plan, then (A) with respect to Options or Bonuses held by Recipients whose continuous service to the Corporation has not terminated as of the date of the Change of Control, the vesting of such Options and Bonuses (and the time during which such Options may be exercised) shall be accelerated in full, and any Options shall terminate if not exercised at or prior to the Change of Control, and (B) with respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised (if applicable) prior to the Change of Control.  In connection with a Change of Control, the Corporation or any surviving corporation or acquiring corporation shall have the right, but not the obligation, to cash out an Option in lieu of requiring the Participant to exercise such Option in accordance with its terms, and the Corporation or any surviving corporation or acquiring corporation shall have the right, but not the obligation, to make any such cash out subject to any escrow, earn-out or other contingent or deferred payment arrangement that is contemplated by such Change of Control transaction.

(3)            Except as expressly provided in this Section 8(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.  The grant of an Option or Bonus pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

(j)  No Rights as Shareholder - Non-Distributive Intent.

(1)  Neither a Recipient of an Option nor such Recipient’s legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued.

(2)  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(i) hereof.

(3)  Upon exercise of an Option at a time when there is no registration statement in effect under the 1933 Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the 1933 Act.  A form of subscription agreement containing representations and warranties deemed sufficient as of the date of adoption of this Plan is attached hereto as Exhibit B.

(4)  No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the U.S. Securities and Exchange Commission or any other regulatory agencies having jurisdiction over the Corporation.

(k)  Other Provisions.  Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

9.            Grant of Stock Bonuses.  In addition to, or in lieu of, the grant of an Option, the Committee may grant Bonuses, up to a maximum of 800,000 shares of Common Stock on an annual basis.

(a)  At the time of grant of a Bonus, the Committee may impose a vesting period of up to ten years, and such other restrictions which it deems appropriate.  Unless otherwise directed by the Committee at the time of grant of a Bonus, the Recipient shall be considered a shareholder of the Corporation as to the Bonus shares which have vested in the grantee at any time regardless of any forfeiture provisions which have not yet arisen.

(b)  The grant of a Bonus and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the 1934 Act, other applicable securities laws, rules and regulations, and the requirements of any stock exchanges upon which the Common Stock then may be listed.  Any certificates prepared to evidence Common Stock issued pursuant to a Bonus grant shall bear legends as the Corporation’s counsel may deem necessary or advisable.  Included among the foregoing requirements, but without limitation, any Recipient of a Bonus at a time when a registration statement relating thereto is not effective under the 1933 Act shall execute a Subscription Agreement substantially in the form of Exhibit B.

10.            Agreement by Recipient Regarding Withholding Tax.  A Recipient will be solely responsible for paying any applicable withholding taxes arising from the grant, vesting or exercise of any Option or the grant or receipt of a Bonus and any payment is to be in a manner satisfactory to the Corporation.  Notwithstanding the foregoing, the Corporation will have the right to withhold from any amount payable to a Recipient, either under the Plan or otherwise, such amount as may be necessary to enable the Corporation to comply with the applicable requirements of any federal, provincial, state, local or foreign law, or any administrative policy of any applicable tax authority, relating to the withholding of tax or any other required deductions with respect to awards hereunder (“Withholding Obligations”).  The Corporation may require a Recipient, as a condition to the exercise of an Option or receipt of a Bonus to make such arrangements as the Corporation may require so that the Corporation can satisfy applicable Withholding Obligations, including, without limitation, requiring the Recipient to (i) remit the amount of any such Withholding Obligations to the Corporation in advance; (ii) reimburse the Corporation for any such Withholding Obligations; or (iii) cause a broker to sell Common Stock acquired by the Recipient under the Plan on behalf of the Recipient and to withhold from the proceeds realized from such sale the amount required to satisfy any such Withholding Obligations and to remit such amount directly to the Corporation.

Any Common Stock of a Recipient that is sold by a broker engaged by the Corporation to sell such Common Stock on behalf of the Recipient (the “Broker”) to fund Withholding Obligations, will be sold as soon as practicable in transactions effected on the NYSE Amex or the Toronto Stock Exchange.  In effecting the sale of any such Common Stock, the Corporation or the Broker will exercise its sole judgement as to the timing and manner of sale and will not be obligated to seek or obtain a minimum price.  Neither the Corporation nor the Broker will be liable for any loss arising out of any sale of such Common Stock including any loss relating to the manner or timing of such sales, the prices at which the Common Stock are sold or otherwise.  In addition, neither the Corporation nor the Broker will be liable for any loss arising from a delay in transferring any Common Stock to a Recipient.  The sale price of Common Stock sold on behalf of Recipients will fluctuate with the market price of the Corporation’s Common Stock and no assurance can be given that any particular price will be received upon any such sale.

11.            Term of Plan.  Options and Bonuses may be granted under this Plan from time to time within a period of ten years from the date the Plan is adopted by the Board.

12.            Amendment and Termination of the Plan.

(a)                (1)  Subject to the policies, rules and regulations of any lawful authority having jurisdiction (including any exchange with which the shares of the Corporation are listed for trading), the Board of Directors may at any time, without further action by the shareholders, amend the Plan or any Option granted hereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that Options granted hereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any Option holders may from time to time be a resident or citizen, or it may at any time without action by shareholders terminate the Plan.

(2)  provided, however, that any amendment that would:  (A) materially increase the number of securities issuable under the Plan to persons who are subject to Section 16(a) of the 1934 Act; or (B)  grant eligibility to a class of persons who are subject to Section 16(a) of the 1934 Act and are not included within the terms of the Plan prior to the amendment; or (C) materially increase the benefits accruing to persons who are subject to Section 16(a) of the 1934 Act under the Plan; or (D) require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Corporation’s securities then may be listed, the Internal Revenue Code or any other applicable law, shall be subject to the approval of the shareholders of the Corporation as provided in Section 13 hereof.

(3)  provided further that any such increase or modification that may result from adjustments authorized by Section 8(i) hereof or which are required for compliance with the 1934 Act, the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, their rules or other laws or judicial order, shall not require such approval of the shareholders.

(b)  Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained, provided, however that no such consent shall be required with respect to any modification or amendment deemed necessary in the good faith judgment of the Board of Directors to comply with (or be exempt from) the requirements of Section 409 of the Internal Revenue Code.

13.            Approval of Shareholders.  The Plan shall take effect upon its adoption by the Board but shall be subject to approval at a duly called and held meeting of stockholders in conformance with the vote required by the Corporation’s governing documents, resolution of the Board, any other applicable law and the rules and regulations thereunder, or the rules and regulations of any national securities exchange upon which the Corporation’s Common Stock is listed and traded, each to the extent applicable.

14.            Termination of Right of Action.  Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation or any of its subsidiaries, or by any shareholder of the Corporation or any of its subsidiaries against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation or any of its subsidiaries, will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

15.            Tax Litigation.  The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

16.            Adoption.

(a)  This Plan was approved by resolution of the Board of Directors of the Corporation on December 22, 2009.

(b)  If this Plan is not approved by the shareholders of the Corporation within 12 months of the date the Plan was approved by the Board as required by Section 422(b)(1) of the Internal Revenue Code, this Plan and any Options granted hereunder to Recipients shall be and remain effective, but the reference to Incentive Stock Options herein shall be deleted and all Options granted hereunder shall be Non-qualified Stock Options pursuant to Section 7 hereof.

17.            Governing Law, Consent to Personal Jurisdiction.  This Plan will be governed by the internal laws of the State of Nevada without regard to rules regarding conflicts of laws.  Each Recipient consents to the personal jurisdiction of the state and federal courts located in Colorado for any lawsuit filed there against the Recipient by the Company arising from or relating to this Plan. Any controversy or claim arising out of or relating to this Plan or shall be settled by arbitration in the City and County of Denver, Colorado in accordance with the rules then existing of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof.

18.            Section 409A.  This Plan and all awards granted hereunder are intended to be exempt from the requirements of Section 409A of the Internal Revenue Code, and this Plan and any award agreements issued hereunder shall be interpreted and administered accordingly.

[End of Plan]

Exhibit A

FORM OF STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT made as of this ___ day of ____________, ______, by and between Silver Bull Resources, Inc., a Nevada corporation (the “Corporation”), and ________________ __________________________ (the “Recipient”).

In accordance with the Corporation’s 2010 Stock Option and Stock Bonus Plan, as amended (the “Plan”), the provisions of which are incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire shares of the Corporation’s $0.01 par value common stock (“Common Stock”) on favorable terms and thereby increase the Recipient’s proprietary interest in the Corporation and incentive to put forth maximum efforts for the success of the business of the Corporation.  Capitalized terms used but not defined herein are used as defined in the Plan.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

1.  Confirmation of Grant of Option.  Pursuant to a determination of the Committee or, in the absence of a Committee, by the Board of Directors of the Corporation made on ___________, _____ (the “Date of Grant”), the Corporation, subject to the terms of the Plan and of this Agreement, confirms that the Recipient has been irrevocably granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a Stock Option (the “Option”) exercisable to purchase an aggregate of ______ shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 8 hereof. The Option is an [Incentive Stock Option pursuant to Section 6 of the Plan or a Non-Qualified Stock Option pursuant to Section 7 of the Plan].

2.  Option Price.  The Option Price of shares of Common Stock covered by the Option will be $_____ per share (the “Option Price”) subject to adjustment as provided in Paragraph 8 hereof.

3.  Vesting and Exercise of Option.

(a)  Except as otherwise provided herein or in Section 8 of the Plan, the Option [shall vest and become exercisable as follows:  (insert vesting schedule), provided, however, that no option shall vest or become exercisable unless the Recipient is an employee, consultant, or director of the Corporation on such vesting date/or may be exercised in whole or in part at any time during the term of the Option.]

(b)  The Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

(c)  The Option may be exercised by written notice to the Secretary of the Corporation (or his or her agent) accompanied by payment in full of the Option Price as provided in Section 8 of the Plan.

4.  Term of Option.  The term of the Option will be through __________, ____, subject to earlier termination or cancellation as provided in this Agreement.  The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued (as evidenced by the appropriate transfer agent of the Corporation) upon purchase of such shares through exercise of the Option.

5.  Transferability Restriction.  The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with Section 8 of the Plan.  Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the provisions of this Paragraph 5 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

6.  Exercise Upon Termination.  The Recipient’s rights to exercise this Option upon termination of employment or cessation of service as an officer, director or consultant shall be as set forth in Section 8(f) of the Plan.

7.  Death, Disability or Retirement of Recipient.  The exercisability of this Option upon the death, Disability or retirement of the Recipient shall be as set forth in Section 8(g) of the Plan.

8.  Adjustments.  The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 8(i) of the Plan.

9.  No Registration Obligation.  The Recipient understands that the Option is not registered under the 1933 Act and, unless by separate written agreement, the Corporation has no obligation to so register the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option, although it may from time to time register under the 1933 Act the shares issuable upon exercise of Options granted pursuant to the Plan.  The Recipient represents that the Option is being acquired for the Recipient’s own account and that unless registered by the Corporation, the shares of Common Stock issued on exercise of the Option will be acquired by the Recipient for investment.  The Recipient understands that the Option is, and the underlying securities may be, issued to the Recipient in reliance upon exemptions from the 1933 Act, and acknowledges and agrees that all certificates for the shares issued upon exercise of the Option may bear the following legend unless such shares are registered under the 1933 Act prior to their issuance:

The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the “1933 Act”), and are “restricted securities” as that term is defined in Rule 144 under the 1933 Act.  The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act, the availability of which is to be established to the satisfaction of the Company.

The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the underlying shares are registered and/or the Recipient and the Corporation are able to establish the existence of an exemption from registration under the 1933 Act and applicable state or other laws.

10.  Notices.  Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address.  Notices to the Corporation shall be addressed to the Corporation, attention:  President, at such address as may constitute the Corporation’s principal place of business at the time, with a copy to: Davis Graham and Stubbs, 1550 Seventeenth Street, Denver Colorado 80202.  Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient’s address below specified.  Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 10.

11.  Approval of Counsel.  The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, applicable state and other securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

12.  Benefits of Agreement.  This Agreement will inure to the benefit of and be binding upon each successor and assignee of the Corporation.  All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient’s heirs, legal representatives and successors.

13.  Effect of Governmental and Other Regulations.  The exercise of the Option and the Corporation’s obligation to sell and deliver shares upon the exercise of the Option are subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.

14.  Plan Governs.  In the event that any provision in this Agreement conflicts with a provision in the Plan, the provision of the Plan shall govern.

15.    Governing Law, Consent to Personal Jurisdiction.  This Plan will be governed by the internal laws of the State of Nevada without regard to rules regarding conflicts of laws.  Each Recipient consents to the personal jurisdiction of the state and federal courts located in Colorado for any lawsuit filed there against the Recipient by the Company arising from or relating to this Plan. Any controversy or claim arising out of or relating to this Plan or shall be settled by arbitration in the City and County of Denver, Colorado in accordance with the rules then existing of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof.

Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

SILVER BULL RESOURCES, INC.

By: _________________________
Name:
Title:

Date: ___________,_______

The undersigned Recipient has read and understands the terms of this Option Agreement and the attached Plan and hereby agrees to comply therewith.

Date: __________, ________

Signature of Recipient: _________________________
Name:

Tax ID Number:
Address:

Exhibit B

SUBSCRIPTION AGREEMENT

THE SECURITIES BEING ACQUIRED BY THE UNDERSIGNED HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER LAWS AND ARE OFFERED UNDER EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF SUCH LAWS.  THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE SECURITIES LAWS.

This Subscription Agreement is entered for the purpose of the undersigned acquiring _____________ shares of the $0.01 par value common stock (the “Securities”) of Silver Bull Resources, Inc., a Nevada corporation (the “Corporation”), from the Corporation as a Bonus or pursuant to exercise of an Option granted pursuant to the Corporation's 2010 Stock Option and Stock Bonus Plan, as amended (the “Plan”). All capitalized terms not otherwise defined herein shall be as defined in the Plan.

It is understood that no grant of any Bonus or exercise of any Option at a time when no registration statement relating thereto is effective under the U.S. Securities Act of 1933, as amended (the “1933 Act”) can be completed until the undersigned executes this Subscription Agreement and delivers it to the Corporation, and that such grant or exercise is effective only in accordance with the terms of the Plan and this Subscription Agreement.

In connection with the undersigned’s acquisition of the Securities, the undersigned represents and warrants to the Corporation as follows:

1.            The undersigned has been provided with, and has reviewed the Plan, and such other information as the undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the “Available Information”).

2.            The Corporation has given the undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation’s behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition or to verify the accuracy of the Available Information which the Corporation possesses or can acquire without unreasonable effort or expense.

3.            The Securities are being acquired by the undersigned for the undersigned’s own account and not on behalf of any other person or entity.

4.            The undersigned understands that the Securities being acquired hereby have not been registered under the 1933 Act or any state or foreign securities laws, and are, and unless registered will continue to be, restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the 1933 Act and other statutes, and the undersigned consents to the placement of appropriate restrictive legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

5.            By the undersigned’s execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

6.            This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

7.            The undersigned acknowledges that the grant of any Bonus or Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to prior approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act and other applicable securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

8.            The undersigned acknowledges and agrees that the Corporation may withhold from any cash consideration payable to the undersigned for the payment of taxes as a result of the grant of the Bonus or the exercise of an Option or may require other such arrangements, as set out in section 10 of the Plan, in order to satisfy the payment of taxes.

9.            The Plan is incorporated herein by reference.  In the event that any provision in this Agreement conflicts with ANY provision in the Plan, the provisions of the Plan shall govern.

Date: __________, ________

Signature of Recipient: _________________________
Name:

Tax ID Number:
Address:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site, and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Silver Bull in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call, and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Brian Edgar   02 Timothy Barry   03 Daniel Kunz   04 John McClintock

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said Proxies lawfully may do by virtue hereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000268771_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

SILVER BULL RESOURCES, INC.
ANNUAL MEETING OF SHAREHOLDERS - APRIL 20, 2016
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Silver Bull Resources, Inc. (“Silver Bull”) hereby appoints Timothy Barry and Sean Fallis, or either of them, as attorneys and proxies (each, a “Proxy”) to appear, attend and vote all of the shares of Common Stock and/or standing in the name of the undersigned at the Annual Meeting of Shareholders to be held at the offices of Blake, Cassels, & Graydon LLP at Suite 2600, 595 Burrard Street, Vancouver, British Columbia V7X 1L3 on Wednesday, April 20, 2016, at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE, THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR PROPOSAL TWO AND FOR PROPOSAL THREE, UNLESS OTHERWISE SPECIFIED, IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

0000268771_2 R1.0.1.25

Continued and to be signed on reverse side